Exhibit 10.15

CONFIDENTIAL TREATMENT REQUESTED

AWARD/CONTRACT	1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350) ▶	RATING N/A	PAGE OF PAGES 1 | 65
2. CONTRACT (Proc. Inst. Ident.) NO. HHSO100201000045C	3. EFFECTIVE DATE See Block 20C (below)	4. REQUISITION/PURCHASE REQUEST/PROJECT NO. OS37265

5. ISSUED BY	CODE			6 ADMINISTERED BY (If other than Item 6)	CODE
Office of Acquisition Management Contracts and Grants (AMCG) DHHS, Contracts Division 330 Independence Ave., S.W. Room G640 Washington, D.C. 20201				See Block 5

7. NAME AND ADDRESS OF CONTRACTOR (No. street, county, state and ZIP Code)				8. DELIVERY
Pfenex Biopharmaceuticals. Incorporated 5501 Oberlin Drive San Diego, CA 92121				See Schedule
9/ DISCOUNT FOR PROMPT PAYMENT N/A
				10. SUBMIT INVOICES ADDRESS SHOWN IN:		ITEM See Section G
CODE DUNS No. 013603710			FACILITY CODE
11. SHIP TO/MARK FOR		CODE	N/A	12. PAYMENT WILL BE MADE BY	CODE	N/A
See Block 5				See Block 5

13. AUTHORITY FOR USING OTHER FULL AND OPEN COMPETITION: N/A		14. ACCOUNTING AND APPROPRIATION DATA
☐ 10 U.S.C. 2304(c)( )	☐ 41 U.S.C. 253(c)( )	Object Class 25106 CAN#1990087 75-1011-0140 FY10 $10,088.986
15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. UNIT PRICE	15D. AMOUNT	15E. UNIT PRICE	15F. AMOUNT
Title: Development of rPA Expression Technology		FY 2010	$ 10,088,986
Performance Period. July 30, 2010 through December 12, 2011		Option 1	$ 1,590,218
Contract Type: COST PLUS FIXED FEE		Option 2	$ 1,025,164
BARDA-BAA-09-100-SOL-0010		Option 3	$ 4,289,230
		Option 4	$ 1,084,229
		Option 5	$ 737,812
15G. TOTAL AMOUNT OF CONTRACT ▶					$10,088,986
16. TABLE OF CONTENTS

(✓)	SEC	DESCRIPTION	PAGE(S)	(✓)	SEC	DESCRIPTION	PAGE(S)
PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES
☒	A	SOLICITATION/CONTRACT FORM	1	☒	I	CONTRACT CLAUSES	23
☒	B	SUPPLIES OR SERVICES AND PRICE/COST	3	PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
☒	C	DESCRIPTION / SPECS I WORK STATEMENT	7	☒	J	LIST OF ATTACHMENTS	29
☒	D	PACKAGING AND MARKING	11	PART IV - REPRESENTATIONS AND INSTRUCTIONS
☒	E	INSPECTION AND ACCEPTANCE	11	☐	K	REPRESENTATIONS, CERTIFICATIONS
☒	F	DELIVERIES OR PERFORMANCE	11			AND OTHER STATEMENTS OF OFFERORS
☒	G	CONTRACT ADMINISTRATION DATA	14	☐	L	INSTRS., CONDS., AND NOTICES TO OFFERORS
☒	H	SPECIAL CONTRACT REQUIREMENTS	17	☐	M	EVALUATION FACTORS FOR AWARD
CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17.  ☒  CONTRACTOR’S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return     2     copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, it any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

				18. ☐ AWARD (Contractor is not required to sign this document) Your offer on Solicitation Number , including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your offer, and (b) this award/contract No further contractual document is necessary.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

19A. NAME AND TITLE OF SIGNER (Type or print)		20A. NAME OF CONTRACTING OFFICER

BERTRAND LIANG, MD, MBA, CEO		MICHAEL A. YOUNKINS AMCG, ASPR, OS, DHHS
19B. NAME OF CONTRACTOR	19C. DATE SIGNED	20B. UNITED STATES OF AMERICA		20C. DATE SIGNED

/s/ Bertrand C. Liang	7/27/2010	BY	/s/ Michael A. Younkins	7/30/2010
(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8069 PREVIOUS EDITION UNUSABLE	28-107 Computer Generated	STANDARD FORM 26 (REV. 4-85) Prescribed by GSA FAR (48 CFR) 53.214(a)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONTRACT TABLE OF CONTENTS

PART I — THE SCHEDULE	3
SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS	3
SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT	7
SECTION D - PACKAGING, MARKING AND SHIPPING	11
SECTION E - INSPECTION AND ACCEPTANCE	11
SECTION F - DELIVERIES OR PERFORMANCE	11
SECTION G - CONTRACT ADMINISTRATION DATA	14
SECTION H - SPECIAL CONTRACT REQUIREMENTS	17

PART II — CONTRACT CLAUSES	23
SECTION I - CONTRACT CLAUSES	23

PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS	29
SECTION J - LIST OF ATTACHMENTS	29

PART IV - REPRESENTATIONS AND INSTRUCTIONS	30
SECTION K - REPRESENTATIONS AND CERTIFICATIONS	30

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PART I - THE SCHEDULE

PART B - SUPPLIES OR SERVICES AND PRICES/COSTS

ARTICLE B.1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES

The purpose of the contract is to further develop a strain and process to manufacture recombinant protective antigen (rPA) for use in anthrax vaccine development using a microbial system.

ARTICLE B.2. ESTIMATED COST AND FIXED FEE

a.	The total estimated cost of the base period of performance contract is $[***].

b.	The total fixed fee for the base period of performance contract is $[***]. The fixed fee shall be paid in installments based on the percentage of completion of work, as determined by the Contracting Officer, and subject to the withholding provisions of the clauses ALLOWABLE COST AND PAYMENT and FIXED FEE referenced in the General Clause Listing in Part II, ARTICLE 1.1 of this contract. Payment of fixed fee shall not be made in less than monthly increments.

c.	The total amount of the contract, represented by the sum of the total estimated cost plus fixed fee is $[***].

d.	It is estimated that the amount currently allotted will cover performance of the contract through December 12, 2011.

CLIN	Base Period	Supplies/Services	Quantity (Units)	Cost	Fixed Fee	Total Estimated Cost Plus Fixed Fee
0001	07/30/2010-12/12/2011	[***]	1 Job	[***]	[***]	[***]

ARTICLE B.3. OPTION PRICES

a.	Unless the Government exercises its option pursuant to the option clause referenced in ARTICLE I.1. GENERAL CLAUSES FOR A COST PLUS FIXED FEE RESEARCH AND DEVELOPMENT CONTRACT, the contract consists only of the Base Period specified in the Statement of Work as defined in SECTIONS C and F, for the price set forth in ARTICLE B.2. of the contract.

b.	Pursuant to FAR Clause 52.217-7 (Options for Increased Quantity -Separately Priced Line Item), the Government may, by unilateral contract modification, require the Contractor to perform the Option Period(s) specified in the Statement of Work as defined in SECTIONS C and F of this contract. If the Government exercises this/these option(s), notice must be given before the expiration date of the contract. Specific information regarding the time frame for this notice is set forth in the OPTION CLAUSE Article in SECTION H of this contract. The estimated cost of the contract will be increased as set forth below:

OPTIONS

CLIN 1001 [***].

CLIN 2001 [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CLIN	Option Period	Supplies/Services	Quantity (Units)	Cost	Fixed Fee	Estimated Cost
1001	12/13/2011-04/11/2013	Stage 2b: [***]	1 Job	[***]	[***]	[***]
1002	04/12/2013-09/17/2014	Stage, 2c: [***]	1 Job	[***]	[***]	[***]
2001	12/13/2011-06/02/2013	Stage 3a: [***]	1 Job	[***]	[***]	[***]
2002	06/03/2013-06/01/2014	Stage 3b: [***]	1 Job	[***]	[***]	[***]
2003	06/02/2014-07/06/2015	Stage 3c: [***]	1 Job	[***]	[***]	[***]

ARTICLE B.4. PROVISIONS APPLICABLE TO DIRECT COSTS

a. Items Unallowable Unless Otherwise Provided

Notwithstanding the clauses, ALLOWABLE COST AND PAYMENT, and FIXED FEE, incorporated in this contract, unless authorized in writing by the Contracting Officer, the costs of the following items or activities shall be unallowable as direct costs:

1.	Acquisition, by purchase or lease, of any interest in real property;

2.	Special rearrangement or alteration of facilities;

3	Purchase or lease of any item of general purpose office furniture or office equipment regardless of dollar value. (General purpose equipment is defined as any items of personal property which are usable for purposes other than research, such as office equipment and furnishings, pocket calculators, etc.);

4.	Travel to attend general scientific meetings;

5.	Unapproved foreign travel—Subject to the procedure specified under subparagraph b.2. below;

6.	Consultant costs;

7.	Subcontracts;

8.	Patient care costs;

9.	Accountable Government property (defined as both real and personal property with an acquisition cost of $1,000 or more and a life expectancy of more than two years) and “sensitive items” (defined and listed in the Contractor’s Guide for Control of Government Property), regardless of acquisition value.

10.	Printing Costs (as defined in the Government Printing and Binding Regulations).

11.	Light Refreshment and Meal Expenditures

Requests to use contract funds to provide light refreshments and/or meals to either federal or nonfederal employees must be submitted to the Contracting Officer’s Technical Representative (COTR), with a copy to

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

the Contracting Officer, at least six (6) weeks in advance of the event. The request shall contain the following information: (a) name, date, and location of the event at which the light refreshments and/or meals will be provided; (b) a brief description of the purpose of the event; (c) a cost breakdown of the estimated light refreshment and/or meal costs; (d) the number of nonfederal and federal attendees receiving light refreshments and/or meals; and (e) if the event will be held somewhere other than a government facility, provide an explanation of why the event is not being held at a government facility.

b. Travel Costs

1. Domestic Travel

a.	Total expenditures for domestic travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract shall not exceed [***] during the base period (07/30/2010-12/12/2011) without the prior written approval of the Contracting Officer.

b.	Subject to the annual dollar limitation specified under B.4.b.1.a. above the Contractor shall invoice and be reimbursed for all travel costs in accordance with OMB Circular A-122 - “Cost Principles for Nonprofit Organizations.”

2. Foreign Travel

Requests for foreign travel must be submitted at least six weeks in advance and shall contain the following: (a) meeting(s) and place(s) to be visited, with costs and dates; (b) name(s) and title(s) of Contractor personnel to travel and their functions in the contract project; (c) contract purposes to be served by the travel; (d) how travel of Contractor personnel will benefit and contribute to accomplishing the contract project, or will otherwise justify the expenditure of BARDA contract funds; (e) how such advantages justify the costs for travel and absence from the project of more than one person if such are suggested; and (f) what additional functions may be performed by the travelers to accomplish other purposes of the contract and thus further benefit the project.

ARTICLE B.5. ADVANCE UNDERSTANDINGS

a. Security Plan - Reserved

b. The Contractor agrees to provide data generated from this contract to the Contracting Officer upon request either in the form of an email attachment or via delivery to a secured Government eRoom.

c. Invoices - Cost and Personnel Reporting, and Variances from the Negotiated Budget

The Contractor agrees to provide a detailed breakdown on invoices of the following cost categories (as applicable):

1.	Direct Labor - List individuals by name, title/position, hourly/annual rate, level of effort, and amount claimed.

2.	Fringe Benefits - Cite rate and amount

3.	Overhead - Cite rate and amount

4.	Materials & Supplies - Include detailed breakdown when unit price is over [***].

5.	Travel - Identify travelers, dates, destination, purpose of trip, and amount. Cite COA, if appropriate. List separately, domestic travel, general scientific meeting travel, and foreign travel.

6.	Consultant Fees - Identify individuals and amounts.

7.	Subcontracts - Attach subcontractor invoice(s).

8.	Equipment - Cite authorization and amount

9.	G&A - Cite rate and amount.

10.	Total Cost

11.	Fixed Fee

12.	Total CPFF

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Monthly invoices must include the cumulative total expenses to date, adjusted (as applicable) to show any amounts suspended by the Government.

d. Reserved

e. Confidential Treatment of Sensitive Information

The Contractor shall guarantee strict confidentiality of the information/data that it is provided by the Government during the performance of the contract. The Government has determined that the information/data that the Contractor will be provided during the performance of the contract is of a sensitive nature.

Disclosure of the information/data, in whole or in part, by the Contractor can only be made after the Contractor receives prior written approval from the Contracting Officer. Whenever the Contractor is uncertain with regard to the proper handling of information/data under the contract, the Contractor shall obtain a written determination from the Contracting Officer.

f. Equipment

All Equipment purchases must receive prior written consent of the Contracting Officer. Upon review of quotes and supporting documentation the Contracting Officer may provide written consent for the equipment purchases.

g. Site Visits and Inspections

At the discretion of the USG and independent of activities conducted the Contractor, with ten (10) business days notice to the contractor, the USG reserves the right to conduct site visits and inspections on an as needed basis, including collection of product samples and intermediates held by the contractor, or subcontractor. In case of subcontractor visits and inspections that are independent of activities conducted by the Contractor, the USG shall demonstrate cause for such visit and/or inspection. These visits shall be coordinated through the Prime Contractor. Under time-sensitive or critical situations, the USG reserves the right to suspend the 10 day notice to the Contractor. The areas included under the site visit could include, but are not limited to: security, regulatory and quality systems, and cGMP/GLP/GCP compliance.

h. Establishment of Indirect Cost Rates

In accordance with AMCG internal review at Pfenex Biopharmaceuticals, Inc., letter dated June 18, 2010; the Contractor may bill indirect costs at the following rates:

Fringe Benefit Rate [***]

Overhead Rate [***]

The Government is not obligated to pay any additional amount over the above billing rates until such time that DCAA negotiates revised rates. In the event that the DCAA negotiated final indirect cost rates are less than the billing rates, the Government’s obligation shall be reduced to conform to the lower rates.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

ARTICLE C.1. STATEMENT OF WORK

Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities not otherwise provided by the Government as needed to perform the Statement of Work dated June 24, 2010 set forth in SECTION J-List of Attachments, attached hereto and made a part of the contract.

ARTICLE C.2. REPORTING REQUIREMENTS

Technical Reports

In addition to those reports required by the other terms of this contract, the Contractors shall prepare and submit the following reports in the manner state below and in accordance with the DELIVERIES Article in SECTION F of this contract.

1. Monthly Progress Report

This report shall include a description of the activities during the reporting period, and the activities planned for the ensuing reporting period. The first reporting period consists of the first full month of performance plus any fractional part of the initial month. Thereafter, the reporting period shall consist of each calendar month.

The Contractor shall submit a Monthly Progress Report on or before the 15th calendar day following the last day of each reporting period and shall include the following:

A cover page that includes the contract number and title; the type of report and period that it covers; the Contractor’s name, address, telephone number, fax number, and e-mail address; and the date of submission;

SECTION I - An introduction covering the purpose and scope of the contract effort;

SECTION II - PROGRESS

SECTION II Part A: OVERALL PROGRESS-A description of overall progress;

SECTION II Part B: MANAGEMENT AND ADMINISTRATIVE UPDATE-A description of all meetings, conference calls, etc. that have taken place during the reporting period. Include progress on administration and management issues (e.g. evaluating, and managing subcontractor performance);

SECTION II Part C: TECHNICAL PROGRESS-For each activity, document the results of work completed and cost incurred during the period covered in relation to proposed progress, effort and budget. The report shall be in sufficient detail to explain comprehensively the results achieved. The description shall include pertinent data and/or graphs in sufficient detail to explain any significant results achieved and preliminary conclusions resulting from analysis and scientific evaluation of data accumulated to date under the contract. The report shall include a description of problems encountered and proposed corrective action; differences between planned and actual progress, why the differences have occurred and what corrective actions are planned; preliminary conclusions resulting from analysis and scientific evaluation of data accumulated to date under the project;

SECTION II Part D; PROPOSED WORK-A summary of work proposed for the next reporting period and preprints/reprints of papers and abstracts.

A Monthly Progress Report will not be required in the same month that the Quarterly or Annual Technical Progress Report is submitted.

2. Quarterly Progress Report

This report shall include a description of the activities during the reporting period, and the activities planned for the ensuing reporting period. The first reporting period consists of the first full quarter of performance plus any fractional part of the initial quarter. Thereafter, the reporting period shall consist of each calendar quarter.

The Contractor shall submit a Quarterly Progress Report on or before the 15th calendar day following the last day of each reporting period and shall include the following:

A cover page that includes the contract number and title; the type of report and period that it covers; the Contractor’s name, address, telephone number, fax number, and e-mail address; and the date of submission;

SECTION I - An introduction covering the purpose and scope of the contract effort;

SECTION II - PROGRESS

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SECTION II Part A: OVERALL PROGRESS-A description of overall progress;

SECTION II Part B: MANAGEMENT AND ADMINISTRATIVE UPDATE-A description of all meetings, conference calls, etc. that have taken place during the reporting period. Include progress on administration and management issues (e.g. evaluating, and managing subcontractor performance);

SECTION II Part C: TECHNICAL PROGRESS-For each activity, document the results of work completed and cost incurred during the period covered in relation to proposed progress, effort and budget. The report shall be in sufficient detail to explain comprehensively the results achieved. The description shall include pertinent data and/or graphs in sufficient detail to explain any significant results achieved and preliminary conclusions resulting from analysis and scientific evaluation of data accumulated to date under the contract. The report shall include a description of problems encountered and proposed corrective action; differences between planned and actual progress, why the differences have occurred and what corrective actions are planned; preliminary conclusions resulting from analysis and scientific evaluation of data accumulated to date under the project;

SECTION II Part D; PROPOSED WORK- A summary of work proposed for the next reporting period; and preprints/reprints of papers, abstracts and a current GANTT chart. A Quarterly Progress Report will not be required in the same month that the Annual Progress Report is submitted.

a. Draft Final Technical Progress Report and Final Technical Progress Report

These reports are to include a summation of the work performed and results obtained for the entire contract period of performance. This report shall be in sufficient detail to describe comprehensively the results achieved. The Draft Final Report and Final Report shall be submitted in accordance with the DELIVERIES Article in SECTION F of the contract. The Draft Final Technical Progress Report shall be submitted one hundred twenty (120) calendar days before completion date of the contract and the Revised Final Technical Progress Report shall be submitted at sixty (60) calendar days before the completion date of the contract. The report shall conform to the following format:

(1) Cover page to include the contract number, contract title, performance period covered, Contractor’s name and address, telephone number, fax number, e-mail address and submission date;

(2) SECTION I: EXECUTIVE SUMMARY-Summarize the purpose and scope of the contract effort including a summary of the major accomplishments relative to the specific activities set forth in the Statement of Work.

(3) SECTION II: RESULTS-A detailed description of the work performed, the results obtained, and the impact of the results on the scientific and/or public health community, including a listing of all manuscripts (published and in preparation) and abstracts presented during the entire period of performance, and a summary of all inventions.

Draft Final Technical Progress Report: The Contractor is required to submit the Draft Final Technical Progress Report to the Contracting Officer’s Technical Representative and Contracting Officer. This report is due 120 calendar days before the completion date of the contract. The Contracting Officer’s Technical Representative and Contracting Officer will review the Draft Final Technical Progress Report and provide the Contractor with comments within 45 calendar days after receipt.

Final Technical Progress Report: The Contractor will deliver the final version of the Final Technical Progress Report on or before the completion date of the contract.

b. Summary of Salient Results

The Contractor shall submit, with the Final Technical Progress Report, a summary (not to exceed 200 words) of salient results achieved during the performance of the contract.

c. Audit Reports

Within thirty (30) calendar days of an audit related to conformance to FDA regulations and guidance, including adherence to GLP, GMP, or GCP guidelines, the Contractor shall provide copies of the audit report and a

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

plan for addressing areas of nonconformance to FDA regulations and guidance for GLP, GMP or GCP guidelines as identified in the final audit report.

d. Clinical Trial Protocols

BARDA has a responsibility to ensure that mechanisms and procedures are in place to protect the safety of participants in BARDA-funded clinical trials. Therefore, as described in the NIAID Clinical Terms of Award (http://www.niaid.nih.gov/ncn/pdf/clinterm.pdf), the Contractor shall develop a protocol for each clinical trial and submit all protocols and protocol amendments for approval by the BARDA Contracting Officer’s Technical Representative. Important information regarding performing human subjects research is available at http://www3.niaid.nih.gov/healthscience/clinicalstudies/.

Any updates to technical reports are to be addressed in the Monthly, Quarterly and Annual Progress Reports. The Contractor shall advise the Contracting Officer’s Technical Representative or designee in writing and via electronic communication in a timely manner of any issues potentially affecting contract performance.

e. Other Reports/Deliverables

(1) Copies of FDA Correspondence and Meeting Summaries

(a) For any formal meeting with the FDA, the contractor shall forward initial draft minutes and subsequently final meeting minutes appropriately formatted within thirty (30) calendar days of the FDA meeting to the BARDA Contracting Officer’s Technical Representative.

(b) The contractor shall forward the final draft minutes of any informal meeting with the FDA to BARDA.

(c) The contractor shall forward the dates and times of any meeting with the FDA to BARDA at least 30 days prior to the meeting and make arrangements for appropriate BARDA staff to attend FDA meetings.

(d) The contractor shall provide BARDA the opportunity to review and comment upon any documents to be submitted to the FDA. The contractor shall provide BARDA with five (5) business days in which to review and provide comments back to the contractor.

(2) Technology Transfer

Technology packages developed under the contract that include complete protocols and critical reagents developed and/or improved with contract funding must be submitted at the request of the BARDA Contracting Officer’s Technical Representative. See FAR clause 52.227-11 (Patent Rights-Ownership by the Contractor).

(3) Institutional Biosafety Approval

The Contractor shall provide documentation of materials submitted for Institutional Biosafety Committee Review and documentation of approval of experiments at the request of the BARDA Contracting Officer’s Technical Representative.

(4) Study/Experiment/Test Plans

The contractor shall submit all study/experiment/test plans, designs, and protocols upon request by the COTR.

(5) Data

The contractor shall provide raw data or specific analysis of data generated with contract funding at the request of the BARDA Contracting Officer’s Technical Representative. See FAR clause 52.227-14 (Rights in Data-General).

(6) Meeting Minutes

The Contractor shall provide an electronic copy of conference call meeting minutes/summaries to the BARDA Contracting Officer’s Technical Representative, Contracting Officer and Contracting Specialist within seven (7) calendar days after the conference call is held.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(7) Audits/Site Visits

AMCG/BARDA Audits

The United States Government (USG) reserves the right to conduct an audit of the Contractor with 48 hours notice. The USG reserves the right to accompany the Contractor on routine and for-cause site-visits/audits of subcontractors. At the discretion of the USG and independent of testing conducted by the Contractor, AMCG/BARDA reserves the right to conduct site visits/audits and collect samples of product held by the Contractor and subcontractors.

ARTICLE C.3. SUBJECT INVENTION REPORTING REQUIREMENT

All reports and documentation required by FAR Clause 52.227-11, including, but not limited to, the invention disclosure report, the confirmatory license, and the Government support certification, shall be directed to the Extramural Inventions and Technology Resources Branch, OPERA, NIH, 6705 Rockledge Drive, Room 2207, MSC 7987, Bethesda, Maryland 20892-7987 (Telephone: [*]). In addition, one copy of an annual utilization report, and a copy of the final invention statement, shall be submitted to the Contracting Officer. The final invention statement (see FAR 27.303(b)(2)(ii)) shall be submitted to the Contracting Officer on the expiration date of the contract. See also FAR clause 52.227-11 (Patent Rights-Ownership by the Contractor).

Reports and documentation submitted to the Contracting Officer shall be sent to the following address:

Contracting Officer

[*]

Office of Acquisitions Management, Contracts, and Grants (AMCG)

330 Independence Avenue, S.W.

Room G640

Washington, D.C. 20201

If no invention is disclosed or no activity has occurred on a previously disclosed invention during the applicable reporting period, a negative report shall be submitted to the Contracting Officer at the address listed above.

To assist contractors in complying with invention reporting requirements of the clause, “Interagency Edison,” an electronic invention reporting system has been developed. Use of Interagency Edison is encouraged as it streamlines the reporting process and greatly reduces paperwork. Access to the system is through a secure interactive Web site to ensure that all information submitted is protected. Interagency Edison and information relating to the capabilities of the system can be obtained from the Web (http://www.iedison.gov), or by contacting the Extramural Inventions and Technology Resources Branch, OPERA, NIH.

ARTICLE C.4. TWICE MONTHLY CONFERENCE CALLS

A conference call between the Contracting Officer’s Technical Representative and the principal investigator shall occur bi-monthly or as directed by the Contracting Officer’s Technical Representative. During this call the principal investigator will discuss the activities during the reporting period, any problems that have arisen and the activities planned for the ensuing reporting period. The first reporting period consists of the first full month of performance plus any fractional part of the initial month. Thereafter, the reporting period shall consist of each calendar month. The principal investigator may choose to include other key personnel on the conference call to give detailed updates on specific projects or this may be requested by the Contracting Officer’s Technical Representative.

ARTICLE C.5. PROJECT MEETINGS

The Contractor shall participate in Project Meetings to coordinate the performance of the contract, as requested by the Contracting Officer’s Technical Representative. These meetings may include face-to-face meetings with BARDA/AMCG in Washington, D.C. and at work sites of the Contractor and its subcontractors. Such meetings may include, but are not limited to, meetings of the Contractor (and subcontractors invited by the Contractor) to discuss study designs, site visits to the Contractor’s and subcontractor’s facilities, and meetings with the

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Contractor and HHS officials to discuss the technical, regulatory, and ethical aspects of the program. The Contractor must provide data, reports, and presentations to groups of outside experts and USG personnel as required by the Contracting Officer’s Technical Representative in order to facilitate review of contract activities.

SECTION D - PACKAGING, MARKING AND SHIPPING

All deliverables required under this contract shall be packaged, marked and shipped in accordance with Government specifications. At a minimum, all deliverables shall be marked with the contract number and Contractor name. The Contractor shall guarantee that all required materials shall be delivered in immediate usable and acceptable condition.

SECTION E - INSPECTION AND ACCEPTANCE

1. The Contracting Officer or the duly authorized representative will perform inspection and acceptance of materials and services to be provided.

2. For the purpose of this SECTION, the designated Contracting Officer’s Technical Representative is the authorized representative of the Contracting Officer.

3. Inspection and acceptance will be performed at:

Biomedical Advanced Research and Development Authority (BARDA)/ Office of Acquisition

Management, Contracts, and Grants (AMCG)

Office of the Assistant Secretary for Preparedness and Response

U.S. Department of Health and Human Services

330 Independence Avenue, S.W., Room G644

Washington, D.C. 20201

4. The contract incorporates the following clause by reference with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available.

FAR Clause 52.246-8, Inspection of Research and Development - Cost-Reimbursement (May 2001). (Note: Work is deemed acceptable 90 days after delivery.)

SECTION F - DELIVERIES OR PERFORMANCE

ARTICLE F.1. PERIOD OF PERFORMANCE

a. The base period of performance of this contract shall be from July 30, 2010 through December 12, 2011.

b. If the Government exercises its options pursuant to the OPTION CLAUSE Article in Section H of the contract the period of performance will be increased as listed below:

CLIN	Option Period	Supplies/Services	Quantity (Units)	Cost	Fixed Fee	Estimated Cost
1001	12/13/2011-04/11/2013	Stage 2b: [***]	1 Job	[***]	[***]	[***]
1002	04/12/2013-09/17/2014	Stage 2c: [***]	1 Job	[***]	[***]	[***]
2001	12/13/2011-06/02/2013	Stage 3a: [***]	1 Job	[***]	[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2002	06/03/2013-06/01/2014	Stage 3b: [***]	1 Job	[***]	[***]	[***]
2003	06/02/2014-07/06/2015	Stage 3c: [***]	1 Job	[***]	[***]	[***]

ARTICLE F.2. DELIVERIES

Successful performance of the final contract shall be deemed to occur upon performance of the work described in the Statement of Work Article in SECTION C of this contract and upon delivery and acceptance by the Contracting Officer, or the duly authorized representative, of the following items in accordance with the stated delivery schedule:

a. The items specified below as described in the REPORTING REQUIREMENTS Article in SECTION C of this contract will be required to be delivered F.O.B. Destination as set forth in FAR 52.247-35, F.O.B. DESTINATION, WITHIN CONSIGNEES PREMISES (APRIL 1984), and in accordance with and by the date(s) specified below and any specifications stated in SECTION D, PACKAGING, MARKING AND SHIPPING, of this contract.

Item	Description	Quantity	Addresses	Delivery Schedule
Technical Progress Reports

	Monthly Progress Report	2 electronic	CO: (1) electronic copy COTR: One (1) electronic	The 15th calendar day of each month following the first full month of the contract award. The Monthly Progress Report will not be required on months when an Annual or Quarterly Progress Report is due.

	Quarterly Progress Report	2 electronic	Same as CO and COTR above	15th calendar day of the month following the end of each 3 month performance period. The Quarterly Progress Report will not be required on months when an Annual Progress Report is due.

4)	Draft Final Technical Progress Report	2 electronic	Same as CO and COTR above	120 calendar days before the completion date of the contract

5)	Final Technical Progress Report	2 electronic	Same as CO and COTR above	On or before the expiration date of the contract

6)	Summary of Salient Results	2 electronic	Same as CO and COTR above	On or before the expiration date of the contract

Other Technical Reports

7)	Audit Reports	2 electronic	Same as CO and COTR above	Within 30 Calendar days of the audit

8)	RCB Characterization Report	2 electronic	Same as CO and COTR above	Within 30 Calendar days of completing RCB Characterization

9)	MCB/WCB Characterization Report	2 electronic	Same as CO and COTR above	Within 30 Calendar days of completing MCB/WCB Characterization

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10)	Stage milestone reports (and addendums)	2 electronic	Same as CO and COTR above	60 calendar days before the completion of the milestone (or option period)

Other Reports

11)	FDA Correspondence and Meeting Summaries	1 electronic	Same as COTR	Within 30 calendar days of receiving correspondence or meeting with the FDA

12)	Invention Report Annual Utilization Report	2 electronic	1 electronic to OPERA. CO: 1 electronic	Due on or before the 30m of the month following each anniversary date of the contract.

13)	Final Invention Report	2 electronic	1 electronic to OPERA. 1 CO: 1 electronic	Due on or before the completion date of the contract.

b. The above items shall be addressed and delivered to: Contracting Officer’s address:

Contracting Officer’s address:	AMCG 330 Independence Avenue, S.W. Room G640 Washington, D.C. 20201

Contracting Officer’s Technical Representative’s address:	BARDA 330 Independence Avenue, S.W. Room G644 Washington, D.C. 20201 See G.1. for e-mail address

BARDA Security Specialist	Office of the Assistant Secretary for Preparedness and Response Office of Public Health Emergency Medical Countermeasures 409 3rd Street, S.W. Suite 320 Washington, DC 20201 E-mail: [*]

Address for the Extramural Inventions and Technology Resources Branch (EITRB), Office of Biodefense Research Affairs:

OPERA NIH 6705 Rockledge Drive Room 1040-A MSC 7980 Bethesda, Maryland 20892-7980

ARTICLE F.3. CLAUSES INCORPORATED BY REFERENCE, FAR 52.252-2 (FEBRUARY 1998)

The contract incorporates the following clause(s) by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available. Also, the full text of a clause may be accessed electronically at this address: httb://www.acouisition.gov/comp/far/index.html

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSE:

52.242-15, Stop Work Order (August 1989) with Alternate I (April 1984).

SECTION G - CONTRACT ADMINISTRATION DATA

ARTICLE G.1. CONTRACTING OFFICER’S TECHNICAL REPRESENTATIVE (COTR)

The following Contracting Officer’s Technical Representative (COTR) will represent the Government for the purpose of this contract:

[*]

Contracting Officer Technical Representative

Biomedical Advanced Research and Development Authority (BARDA)

Office of the Assistant Secretary for Preparedness and Response

Department of Health and Human Services

Mailing Address:

330 Independence Avenue, SW, Room G640

Washington, D.C. 20201

[*] (Office)

[*]

Alternate COTR:

[*]

Acting Director Strategic Science and Technology Division

Biomedical Advanced Research and Development Authority (BARDA)

Office of the Assistant Secretary for Preparedness and Response

Department of Health and Human Services

Mailing Address:

330 Independence Avenue, SW, Room G640

Washington, D.C. 20201

[*] (Office)

[*]

The COTR is responsible for: (1) monitoring the Contractor’s technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements; (2) interpreting the statement of work and any other technical performance requirements; (3) performing technical evaluation as required; (4) performing technical inspections and acceptances required by this contract; and (5) assisting in the resolution of technical problems encountered during performance.

The Government may unilaterally change its COTR designation.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE G.2. CONTRACTING OFFICER

a.	The Contracting Officer (CO) is the only individual who can legally commit the Government to the expenditure of public funds. No person other than the Contracting Officer can make any changes to the terms, conditions, general provisions or other stipulations of this contract.

b.	The Contracting Officer is the only person with authority to act as agent of the Government under this contract. Only the Contracting Officer has authority to: (1) direct or negotiate any changes in the statement of work; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimbursement to the Contractor for any costs incurred during the performance of this contract; or (5) otherwise change any terms and conditions of this contract.

c.	No information, other than that which may be contained in an authorized modification to this contract duly issued by the Contracting Officer, shall be considered grounds for deviation from this contract. The Government may unilaterally change its CO designation

ARTICLE G.3. KEY PERSONNEL, HHSAR 352.270-5 (January 2006)

The key personnel specified in this contract are considered to be essential to work performance. At least 30 days prior to diverting any of the specified individuals to other programs or contracts (or as soon as possible, if an individual must be replaced, for example, as a result of leaving the employ of the Contractor), the Contractor shall notify the Contracting Officer and shall submit comprehensive justification for the diversion or replacement request (including proposed substitutions for key personnel) to permit evaluation by the Government of the impact on performance under this contract. The Contractor shall not divert or otherwise replace any key personnel without the written consent of the Contracting Officer. The Government may modify the contract to add or delete key personnel at the request of the Contractor or Government.

(End of Clause)

The following individual is considered to be essential to the work being performed hereunder:

Name	Title
[*]	Principal Investigator
[*]	Deputy PI & Fermentation
[*]	Administrative Contact
[*]	Analytical Biochemistry
[*]	Downstream Processing
[*]	Molecular Biology
[*]	LBERI Animal Studies Principal Investigator

ARTICLE G.4. INVOICE SUBMISSION

The Contractor shall submit one electronic copy of the contract invoices to the address shown below:

DHHS/OS/ASPR/AMCG	DHHS/OS/ASPR/AMCG
Attn: Contracting Officer	Attn: Contract Specialist
330 Independence Ave., S.W.	Email: [*]
Room G640
Washington, D.C. 20201
E-mail: [*]

ARTICLE G.5. CONTRACT FINANCIAL REPORT

a.	Financial reports on the attached Financial Report of Individual Project/Contract shall be submitted by the Contractor in accordance with the instructions for completing this form, which accompany the form, in an original and one electronic copy, not later than the 30th working day after the close of the reporting period. The line entries for subdivisions of work and elements of cost (expenditure categories) which shall be reported within the total contract are discussed in paragraph e., below. Subsequent changes and/or additions in the line entries shall be made in writing.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

b.	Unless otherwise stated in that part of the instructions for completing this form, entitled “PREPARATION INSTRUCTIONS,” all columns A through J, shall be completed for each report submitted.

c.	The first financial report shall cover the period consisting of the first full three calendar months following the date of the contract, in addition to any fractional part of the initial month. Thereafter, reports will be on a quarterly basis.

d.	The Contracting Officer may require the Contractor to submit detailed support for costs contained in one or more interim financial reports. This clause does not supersede the record retention requirements in FAR Part 4.7.

e.	The listing of expenditure categories to be reported is incorporated within the Attachment entitled, “Financial Report of Individual Project/Contract,” located in SECTION J and made a part of this contract.

f.	The Government may unilaterally revise the “Financial Report of Individual Project/Contract” to reflect the allotment of additional funds.

ARTICLE G.6. INDIRECT COST RATES

a. In accordance with Federal Acquisition Regulation (FAR) (48 CFR Chapter 1) Clause 52.216-7 (d)(2), Allowable Cost and Payment incorporated by reference in this contract in PART II, SECTION I, the cognizant Contracting Officer representative responsible for negotiating provisional and/or final indirect cost rates is identified as follows:

[*]

AMCG

330 Independence Ave., S.W.

Room G640

Washington, D.C. 20201

b. These rates are hereby incorporated without further action of the Contracting Officer.

ARTICLE G.7. GOVERNMENT PROPERTY

a.	In addition to the requirements of the clause, GOVERNMENT PROPERTY, incorporated in SECTION I of this contract, the Contractor shall comply with the provisions of HHS Publication, “Contractor’s Guide for Control of Government Property,” which is incorporated into this contract by reference. This document can be accessed at:

htto://www.hhs.gov/oamp/policies/contractors guide for control of gov property.pdf

Among other issues, this publication provides a summary of the Contractor’s responsibilities regarding purchasing authorizations and inventory and reporting requirements under the contract.

b.	Notwithstanding the provisions outlined in the HHS Publication, “Contractor’s Guide for Control of Government Property,” which is incorporated in this contract in paragraph a. above, the Contractor shall use the form entitled, “Report of Government Owned, Contractor Held Property” for submitting summary reports required under this contract, as directed by the Contracting Officer or his/her designee. This form is included as an attachment in SECTION J of this contract.

c.	Title will vest in the Government for equipment purchased as a direct cost.

ARTICLE G.8. POST AWARD EVALUATION OF CONTRACTOR PERFORMANCE

a.	Contractor Performance Evaluations

Interim and final evaluations of Contractor performance will be prepared on this contract in accordance with FAR Subpart 42.15. The final performance evaluation will be prepared at the time of completion of work. In addition to the final evaluation, an interim evaluation shall be submitted December 31, 2011.

Interim and final evaluations will be provided to the Contractor as soon as practicable after completion of the evaluation. The Contractor will be permitted thirty days to review the document and to submit additional information or a rebutting statement. If agreement cannot be reached between the parties, the matter will be referred to an individual one level above the Contracting Officer whose decision will be final.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Copies of the evaluations, Contractor responses, and review comments, if any, will be retained as part of the contract file, and may be used to support future award decisions.

b.	Electronic Access to Contractor Performance Evaluations

Contractors that have Internet capability may access evaluations through a secure Web site for review and comment by completing the registration form that can be obtained at the following address:

http://oamp.od.nih.gov/OD/CPS/cps.asp

The registration process requires the Contractor to identify an individual that will serve as a primary contact and who will be authorized access to the evaluation for review and comment. In addition, the Contractor will be required to identify an alternate contact who will be responsible for notifying the cognizant contracting official in the event the primary contact is unavailable to process the evaluation within the required 30-day time frame.

SECTION H - SPECIAL CONTRACT REQUIREMENTS

ARTICLE H.1. PROTECTION OF HUMAN SUBJECTS, HHSAR 352.270-4 (January 2006)

a. The Contractor agrees that the rights and welfare of human subjects involved in research under this contract shall be protected in accordance with 45 CFR Part 46 and with the Contractor’s current Assurance of Compliance on file with the Office for Human Research Protections (OHRP), Office of Public Health and Science (OPHS). The Contractor further agrees to provide certification at least annually that the Institutional Review Board has reviewed and approved the procedures, which involve human subjects in accordance with 45 CFR Part 46 and the Assurance of Compliance.

b. The Contractor shall bear full responsibility for the performance of all work and services involving the use of human subjects under this contract and shall ensure that work is conducted in a proper manner and as safely as is feasible. The parties hereto agree that the Contractor retains the right to control and direct the performance of all work under this contract. Nothing in this contract shall be deemed to constitute the Contractor or any subcontractor, agent or employee of the Contractor, or any other person, organization, institution, or group of any kind whatsoever, as the agent or employee of the Government. The Contractor agrees that it has entered into this contract and will discharge its obligations, duties, and undertakings and the work pursuant thereto, whether requiring professional judgment or otherwise, as an independent contractor without imputing liability on the part of the Government for the acts of the Contractor or its employees.

c. If at any time during the performance of this contract, the Contracting Officer determines, in consultation with the OHRP, OPHS, ASH, that the Contractor is not in compliance with any of the requirements and/or standards stated in paragraphs (a) and (b) above, the Contracting Officer may immediately suspend, in whole or in part, work and further payments under this contract until the Contractor corrects the noncompliance. Notice of the suspension may be communicated by telephone and confirmed in writing. If the Contractor fails to complete corrective action within the period of time designated in the Contracting Officer’s written notice of suspension, the Contracting Officer may, in consultation with OHRP, OPHS, ASH, terminate this contract in a whole or in part, and the Contractor’s name may be removed from the list of those contractors with approved Health and Human Services Human Subject Assurances.

(End of clause)

ARTICLE H.2. HUMAN MATERIALS (ASSURANCE OF OHRP COMPLIANCE)

The acquisition and supply of all human specimen material (including fetal material) used under this contract shall be obtained by the Contractor in full compliance with applicable Federal, State and Local laws and the provisions of the Uniform Anatomical Gift Act in the United States, and no undue inducements, monetary or otherwise, will be offered to any person to influence their donation of human material.

The Contractor shall provide written documentation that all human materials obtained as a result of research involving human subjects conducted under this contract, by collaborating sites, or by subcontractors identified under this contract, were obtained with prior approval by the Office for Human Research Protections (OHRP) of an Assurance to comply with the requirements of 45 CFR 46 to protect human research subjects. This restriction applies to all collaborating sites without OHRP-approved Assurances, whether domestic or foreign, and compliance must be ensured by the Contractor.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Provision by the Contractor to the Contracting Officer of a properly completed “Protection of Human Subjects Assurance ldentification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263(formerly Optional Form 310), certifying IRB review and approval of the protocol from which the human materials were obtained constitutes the written documentation required. The human subject certification can be met by submission of a self designated form provided that it contains the information required by the “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263(formerly Optional Form 310).

ARTICLE H.3. RESEARCH INVOLVING HUMAN FETAL TISSUE

All research involving human fetal tissue shall be conducted in accordance with the Public Health Service Act, 42 U.S.C. 289g-1 and 289g-2. Implementing regulations and guidance for conducting research on human fetal tissue may be found at 45 CFR 46, Subpart B and http://grants1.nih.gov/grants/quide/notice-files/not93-235.html and any subsequent revisions to this NIH Guide to Grants and Contracts (“Guide”) Notice.

The Contractor shall make available, for audit by the Secretary, HHS, the physician statements and informed consents required by 42 USC 289g-1(b) and (c), or ensure HHS access to those records, if maintained by an entity other than the Contractor.

ARTICLE H.4. NEEDLE EXCHANGE

The Contractor shall not use contract funds to carry out any program of distributing sterile needles or syringes for the hypodermic injection of any illegal drug.

ARTICLE H.5. CARE OF LIVE VERTEBRATE ANIMALS, HHSAR 352.270-5(b) (October 2009)

a. Before undertaking performance of any contract involving animal related activities, the Contractor shall register with the Secretary of Agriculture of the United States in accordance with 7 U.S.C. 2136 and 9 CFR 2.25 through 2.28. The Contractor shall furnish evidence of the registration to the Contracting Officer.

b. The Contractor shall acquire vertebrate animals used in research from a dealer licensed by the Secretary of Agriculture under 7 U.S.C. 2133 and 9 CFR 2.1 through 2.11, or from a source that is exempt from licensing under those sections.

c. The Contractor agrees that the care and use of any live vertebrate animals used or intended for use in the performance of this contract will conform with the PHS Policy on Humane Care of Use of Laboratory Animals, the current Animal Welfare Assurance, the Guide for the Care and Use of Laboratory Animals prepared by the Institute of Laboratory Animal Resources and the pertinent laws and regulations of the United States Department of Agriculture (see 7 U.S.C. 2131 et seq . and 9 CFR Subchapter A, Parts 1 - 4). In case of conflict between standards, the more stringent standard shall be used.

d. If at any time during performance of this contract, the Contracting Officer determines, in consultation with the Office of Laboratory Animal Welfare (OLAW), National Institutes of Health (NIH), that the Contractor is not in compliance with any of the requirements and/or standards stated in paragraphs (a) through (c) above, the Contracting Officer may immediately suspend, in whole or in part, work and further payments under this contract until the Contractor corrects the noncompliance. Notice of the suspension may be communicated by telephone and confirmed in writing. If the Contractor fails to complete corrective action within the period of time designated in the Contracting Officer’s written notice of suspension, the Contracting Officer may, in consultation with OLAW, NIH, terminate this contract in whole or in part, and the Contractor’s name may be removed from the list of those contractors with approved PHS Animal Welfare Assurances.

Note: The Contractor may request registration of its facility and a current listing of licensed dealers from the Regional Office of the Animal and Plant Health Inspection Service (APHIS), USDA, for the region in which its research facility is located. The location of the appropriate APHIS Regional Office, as well as information concerning this program may be obtained by contacting the Animal Care Staff, USDA/APHIS, 4700 River Road, Riverdale, Maryland 20737.

(End of Clause)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE H.6. ANIMAL WELFARE

All research involving live, vertebrate animals shall be conducted in accordance with the Public Health Service Policy on Humane Care and Use of Laboratory Animals. This policy may be accessed at:

http://grants1.nih.qov/grants/olaw/references/phspol.htm.

ARTICLE H.7. PROTECTION OF PERSONNEL WHO WORK WITH NONHUMAN RIMATES

All Contractor personnel who work with nonhuman primates or enter rooms or areas containing nonhuman primates shall comply with the procedures set forth in NIH Policy Manual 3044-2, entitled, “Protection of NIH Personnel Who Work with Nonhuman Primates,” located at the following URL:

http/www1.od.nih.gov/oma/manualchapters/intramura1/3044-2/

ARTICLE H.8. IDENTIFICATION AND DISPOSITION OF DATA

The Contractor will be required to provide certain data generated under this contract to the Department of Health and Human Services (DHHS). DHHS reserves the right to review any other data determined by DHHS to be relevant to this contract. The contractor shall keep copies of all data required by the Food and Drug Administration (FDA) relevant to this contract for the time specified by the FDA.

ARTICLE H.9. INFORMATION ON COMPLIANCE WITH ANIMAL CARE REQUIREMENTS

Registration with the U. S. Dept. of Agriculture (USDA) is required to use regulated species of animals for biomedical purposes. USDA is responsible for the enforcement of the Animal Welfare Act (7 U.S.C. 2131 et. seq.),

http //www.nal. usda.gov/awic/legislat/awa.htm.

The Public Health Service (PHS) Policy is administered by the Office of Laboratory Animal Welfare (OLAW) http://qrants2.nih.qov/qrants/olaw/olaw.htm. An essential requirement of the PHS Policy http://qrants2.nih.qov/qrants/olaw/references/phspol.htm is that every institution using live vertebrate animals must obtain an approved assurance from OLAW before they can receive funding from any component of the U. S. Public Health Service.

The PHS Policy requires that Assured institutions base their programs of animal care and use on the Guide for the Care and Use of Laboratory Animals http://www.nap.edu/readinqroom/books/labrats/ and that they comply with the regulations (9 CFR, Subchapter A) http://www.nal.usda.gov/awic/leqislat/usdalegl.htm issued by the U.S. Department of Agriculture (USDA) under the Animal Welfare Act. The Guide may differ from USDA regulations in some respects. Compliance with the USDA regulations is an absolute requirement of this Policy.

The Association for Assessment and Accreditation of Laboratory Animal Care International (AAALAC) http://www.aaalac.orq is a professional organization that inspects and evaluates programs of animal care for institutions at their request. Those that meet the high standards are given the Accredited status. As of the 2002 revision of the PHS Policy, the only accrediting body recognized by PHS is the AAALAC. While AAALAC Accreditation is not required to conduct biomedical research, it is highly desirable. AAALAC uses the Guide as their primary evaluation tool. They also use the Guide for the Care and Use of Agricultural Animals in Agricultural Research and Teaching. It is published by the Federated of Animal Science Societies http://www.fass.org.

ARTICLE H.10. APPROVAL OF REQUIRED ASSURANCE BY OLAW

Under governing regulations, federal funds which are administered by the Department of Health and Human Services, Office of Biomedical Advanced Research and Development Authority (BARDA) shall not be expended by the contractor for research involving live vertebrate animals, nor shall live vertebrate animals be involved in research activities by the contractor under this award unless a satisfactory assurance of compliance with 7 U.S.C. 2316 and 9 CFR Sections 2.25-2.28 is submitted within 30 days of the date of this award and approved by the Office of Laboratory Animal Welfare (OLAW). Each performance site (if any) must also assure compliance with 7 U.S.C. 2316 and 9 CFR Sections 2.25-2.28 with the following restriction: Only activities which do not directly involve live vertebrate animals (i.e. are clearly severable and independent from those activities that do involve live vertebrate animals) may be conducted by the contractor or individual performance sites pending OLAW approval of their respective assurance of compliance with 7 U.S.C. 2316 and 9 CFR Sections 2.25-2.28. Additional information regarding OLAW may be obtained via the Internet at http.//qrants2.nih.gov/qrants/olaw/references/phspol.htm

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE H.11. REGISTRATION WITH THE SELECT AGENT PROGRAM FOR WORK INVOLVING THE POSSESSION, USE, AND/OR TRANSFER OF SELECT BIOLOGICAL AGENTS OR TOXINS

Work involving select biological agents or toxins shall not be conducted under this contract until the contractor and any affected subcontractor(s) are granted a certificate of registration or are authorized to work with the applicable select agents.

For prime or subcontract awards to domestic institutions who possess, use, and/or transfer Select Agents under this contract, the institution must complete registration with the Centers for Disease Control and Prevention (CDC), Department of Health and Human Services (DHHS) or the Animal and Plant Health Inspection Services (APHIS), U.S. Department of Agriculture (USDA), as applicable, before performing work involving Select Agents, in accordance with 42 CFR 73. No Government funds can be used for work involving Select Agents, as defined in 42 CFR 73, if the final registration certificate is denied.

For prime or subcontract awards to foreign institutions who possess, use, and/or transfer Select Agents under this contract, the institution must provide information satisfactory to the Government that a process equivalent to that described in 42 CFR 73 (http://www.cdc.gov/od/sap/docs/42cfr73.pdf) for U.S. institutions is in place and will be administered on behalf of all Select Agent work sponsored by these funds before using these funds for any work directly involving the Select Agents. The contractor must provide information addressing the following key elements appropriate for the foreign institution: safety, security, training, procedures for ensuring that only approved/appropriate individuals have access to the Select Agents, and any applicable laws, regulations and policies equivalent to 42 CFR 73. The Government will assess the policies and procedures for comparability to the U.S. requirements described in 42 CFR Part 73. When requested by the contracting officer, the contractor shall provide key information delineating any laws, regulations, policies, and procedures applicable to the foreign institution for the safe and secure possession, use, and transfer of Select Agents. This includes summaries of safety, security, and training plans, and applicable laws, regulations, and policies. For the purpose of security risk assessments, the contractor must provide the names of all individuals at the foreign institution who will have access to the Select Agents and procedures for ensuring that only approved and appropriate individuals have access to Select Agents under the contract.

Listings of HHS select agents and toxins, biologic agents and toxins, and overlap agents or toxins as well as information about the registration process, can be obtained on the Select Agent Program Web site at http://www.cdc.qov/od/sa

ARTICLE H.12. EXPORT CONTROL NOTIFICATION

Offerors are responsible for ensuring compliance with all export control laws and regulations that maybe applicable to the export of and foreign access to their proposed technologies. Offerors may consult with the Department of State with any questions regarding the International Traffic in Arms Regulation (ITAR) (22 CRF Parts 120-130) and /or the Department of Commerce regarding the Export Administration Regulations (15 CRF Parts 730-774).

ARTICLE H.13. OPTION CLAUSE

Unless the Government exercises its option pursuant to the Option Clause set forth in SECTION I, ARTICLE 1.1., the contract will consist only of the base period and/or any option period of the Statement of Work as defined in Sections C and F of the contract. Pursuant to FAR Clause 52.217-9, Option to Extend the Term of the Contract, the Government may, by unilateral contract modification, require the contractor to perform additional options set forth in the Statement of Work and also defined in Sections C and F of the contract. If the Government exercises this option, notice must be given at least 60 days prior to the expiration date of this contract and the estimated cost plus fixed fee of the contract will be increased as set forth in the ESTIMATED COST PLUS FIXED FEE price of the contract as noted in Article B.3 in SECTION B of this contract.

ARTICLE H.14. REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE

Anyone who becomes aware of the existence or apparent existence of fraud, waste and abuse in AMCG funded programs is encouraged to report such matters to the HHS Inspector General’s Office in writing or on the Inspector General’s Hotline. The toll free number is 1-800-HHS-TIPS (1-800-447-8477). All telephone calls will be handled confidentially. The e-mail address is Htipsa@os.dhhs.gov and the mailing address is:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Office of Inspector General

Department of Health and Human Services

TIPS HOTLINE

P.O. Box 23489

Washington, D.C. 20026

ARTICLE H.15. PROHIBITION ON CONTRACTOR INVOLVEMENT WITH TERRORIST ACTIVITIES

The Contractor acknowledges that U.S. Executive Orders and Laws, including but not limited to E.O. 13224 and P.L. 107-56, prohibit transactions with, and the provision of resources and support to, individuals and organizations associated with terrorism. It is the legal responsibility of the Contractor to ensure compliance with these Executive Orders and Laws. This clause must be included in all subcontracts issued under this contract.

ARTICLE H.16 CONFLICT OF INTEREST

a. The Contractor warrants that to the best of its knowledge and belief except as otherwise disclosed, no actual or apparent organizational, financial or employee conflict of interest exists as defined below:

(i) a situation in which the nature of work under a Government contract and a Contractor’s organization and any of its affiliate organizations or their successors in interest (hereinafter collectively referred to as the “Contractor”), financial, contractual or other interests are such that the appearance of the Contractor’s objectivity in performing the contract work may be impaired, may otherwise result in a biased work product, or may result in the contractor being given an unfair competitive advantage; or

(ii) a financial interest or relationship, professional or otherwise, of an employee, subcontractor employee, or consultant (hereinafter referred to as “employee”) with an entity that may actually impair or have the appearance of impairing the objectivity of the employee in performing the contract work, or

(iii) an employee has had, currently has, or is reasonably expected to have, official responsibilities with an outside organization, or some other financial interest or business affiliation, such that a reasonable person with knowledge of the relevant facts might question the employee’s objectivity/impartiality in performing the contract.

(iv) For purposes of paragraphs a(i) - (a)(iii), the financial interests and business affiliations of the employee’s spouse, minor children, and business partners are imputed to the employee.

Prior to commencement of any work, the Contractor agrees to notify the Contracting Officer promptly that, to the best of its knowledge and belief, no actual or potential conflict of interest exists or to identify to the Contracting Officer any actual or potential conflict of interest the firm may have. In emergency situations, however, work may begin but notification shall be made within five (5) working days. The Contractor agrees that if an actual or potential organizational, financial or employee conflict of interest is identified during performance, the Contractor shall promptly make a full disclosure in writing to the Contracting Officer. This disclosure shall include a description of actions, which the Contractor has taken or proposes to take, after consultation with the Contracting Officer, to avoid, mitigate, or neutralize the actual or potential conflict of interest. The Contractor shall continue performance until notified by the Contracting Officer of any contrary action to be taken. Remedies include termination of this contract for convenience, in whole or in part, if the Contracting Officer deems such termination necessary to avoid an organizational, financial or employee conflict of interest. If the Contractor was aware of a potential organizational, financial or employee conflict of interest prior to award or discovered an actual or potential conflict after award and did not disclose it or misrepresented relevant information to the Contracting Officer, the Government may terminate the contract for default, debar the Contractor from Government contracting, or pursue such other remedies as may be permitted by law or this contract.

ARTICLE H.17. PROHIBITION ON THE USE OF APPROPRIATED FUNDS FOR LOBBYING ACTIVITIES AND HHSAR 352.203-70 ANTI-LOBBYING (Jan 2006)

The Contractor is hereby notified of the restrictions on the use of Department of Health and Human Service’s funding for lobbying of Federal, State and Local legislative bodies.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Section 1352 of Title 31, United Stated Code (Public Law 101-121, effective 12/23/89), among other things, prohibits a recipient (and their subcontractors) of a Federal contract, grant, loan, or cooperative agreement from using appropriated funds (other than profits from a federal contract) to pay any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with any of the following covered Federal actions; the awarding of any Federal contract; the making of any Federal grant; the making of any Federal loan; the entering into of any cooperative agreement; or the modification of any Federal contract, grant, loan, or cooperative agreement. For additional information of prohibitions against lobbying activities, see FAR Subpart 3.8 and FAR Clause 52.203-12.

In addition, as set forth in HHSAR 352.270-10 “Anti-Lobbying” (January 2006), the current Department of Health and Human Services Appropriations Act provides that no part of any appropriation contained in this Act shall be used, other than for normal and recognized executive-legislative relationships, for publicity or propaganda purposes, for the preparation, distribution, or use of any kit, pamphlet, booklet, publication, radio, television, or video presentation designed to support, or defeat legislation pending before the Congress, or any State or Local legislature except in presentation to the Congress, or any State or Local legislative body itself.

The current Department of Health and Human Services Appropriations Act also provides that no part of any appropriation contained in this Act shall be used to pay the salary or expenses of any contract or grant recipient, or agent acting for such recipient, related to any activity designed to influence legislation or appropriations pending before the Congress, or any State or Local legislature.

(End of Clause)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

ARTICLE 1.1. General Clauses for a Cost-Reimbursement Research and Development Contract

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.arnet.gov/far/.

a. FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

FAR CLAUSE NO.	DATE	TITLE
52.202-1	Jul 2004	Definitions (Over $100,000)
52.203-3	Apr 1984	Gratuities (Over $100,000)
52.203-5	Apr 1984	Covenant Against Contingent Fees (Over $100,000)
52.203-6	Sep 2006	Restrictions on Subcontractor Sales to the Government (Over $100,000)
52.203-7	Jul 1995	Anti-Kickback Procedures (Over $100,000)
52.203-8	Jan 1997	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity (Over $100,000)
52.203-10	Jan 1997	Price or Fee Adjustment for Illegal or Improper Activity (Over $100,000)
52.203-12	Sep 2007	Limitation on Payments to Influence Certain Federal Transactions (Over $100,000)
52.203-13	Apr 2010	Contractor Code of Business Ethics and Conduct
52.203-14	Dec 2007	Display of Hotline Poster(s)
52.204-4	Aug 2000	Printed or Copied Double-Sided on Recycled Paper (Over $100,000)
52.204-7	Apr 2008	Central Contractor Registration

52.209-6	Sep 2006	Protecting the Government’s Interests When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment (Over $30,000)
52.212-4	Mar 2009	Contract Terms and Conditions-Commercial Items
52.215-2	Mar 2009	Audit and Records - Negotiation [Note: Applies to ALL contracts funded in whole or in part with Recovery Act funds, regardless of dollar value, AND contracts over $100,000 funded exclusively with non-Recovery Act funds.]
52.215-8	Oct 1997	Order of Precedence - Uniform Contract Format
52.215-10	Oct 1997	Price Reduction for Defective Cost or Pricing Data (Over $650,000)
52.215-12	Oct 1997	Subcontractor Cost or Pricing Data (Over $650,000)
52.215-14	Oct 1997	Integrity of Unit Prices (Over $100,000)
52.215-15	Oct 2004	Pension Adjustments and Asset Reversions
52.215-18	Jul 2005	Reversion or Adjustment of Plans for Post-Retirement Benefits (PRB) other than Pensions
52.215-19	Oct 1997	Notification of Ownership Changes
52.215-21	Oct 1997	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data - Modifications
52.216-7	Dec 2002	Allowable Cost and Payment
52.216-8	Mar 1997	Fixed Fee
52.217-9	Mar 2000	Option to Extend the Term of the Contract
52.219-8	May 2004	Utilization of Small Business Concerns (Over $100,000)
52.219-9	Apr 2008	Small Business Subcontracting Plan (Over $550,000, $1,000,000 for Construction)
52.219-16	Jan 1999	Liquidated Damages - Subcontracting Plan (Over $550,000, $1,000,000 for Construction)
52.222-1	Jun 2003	Convict Labor
52.222-21	Feb 1999	Prohibition of Segregated Facilities
52.222-26	Mar 2007	Equal Opportunity
52.222-35	Sep 2006	Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Over $100,000)
52.222-36	Jun 1998	Affirmative Action for Workers with Disabilities
52.222-37	Sep 2006	Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Over $100,000)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

FAR CLAUSE NO.	DATE	TITLE
52.222-39	Dec 2004	Notification of Employee Rights Concerning Payment of Union Dues or Fees.
52.222-50	Feb 2009	Combating Trafficking in Persons
52.222-54	May 2001	Drug-Free Workplace
52.223-14	Aug 2003	Toxic Chemical Release Reporting (Over $100,000)
52.225-1	Feb 2009	Buy American Act - Supplies
52.225-13	Jun 2008	Restrictions on Certain Foreign Purchases
52.227-1	Dec 2007	Authorization and Consent, Alternate I (Apr 1984)
52.227-2	Dec 2007	Notice and Assistance Regarding Patent and Copyright Infringement
52.227-11	Dec 2007	Patent Rights - Ownership by the Contractor (Note: In accordance with FAR 27.303(b)(2), paragraph (e) is modified to include the requirements in FAR 27.303(b)(2)(i) through (iv). The frequency of reporting in (i) is annual.
52.227-14	Dec 2007	Data Rights Alt II
52.229-3	Apr 2003	Federal, State and Local Taxes

52.232-9	Apr 1984	Limitation on Withholding of Payments
52.232-17	Oct 2008	Interest (Over $100,000)
52.232-20	Apr 1984	Limitation of Cost
52.232-23	Jan 1986	Assignment of Claims
52.232-25	Oct 2008	Prompt Payment, Alternate I (Feb 2002)
52.232-33	Oct 2003	Payment by Electronic Funds Transfer—Central Contractor Registration
52.233-1	Jul 2002	Disputes
52.233-3	Aug 1996	Protest After Award, Alternate I (Jun 1985)
52.233-4	Oct 2004	Applicable Law for Breach of Contract Claim
52.242-1	Apr 1984	Notice of Intent to Disallow Costs
52.242-3	May 2001	Penalties for Unallowable Costs (Over $650,000)
52.242-4	Jan 1997	Certification of Final Indirect Costs
52.242-13	Jul 1995	Bankruptcy (Over $100,000)
52.243-2	Aug 1987	Changes - Cost Reimbursement, Alternate V (Apr 1984)
52.244-2	Jun 2007	Subcontracts, Alternate I (June 2007)
52.244-5	Dec 1996	Competition in Subcontracting (Over $100,000)
52.244-6	Apr 2010	Subcontracts for Commercial Items
52.245-1	Jun 2007	Government Property
52.245-9	Jun 2007	Use and Charges
52.246-23	Feb 1997	Limitation of Liability (Over $100,000)
52.249-6	May 2004	Termination (Cost-Reimbursement)
52.249-14	Apr 1984	Excusable Delays
52.253-1	Jan 1991	Computer Generated Forms

b. DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFR CHAPTER 3) CLAUSES:

HHSAR CLAUSE NO.	DATE	TITLE
352.202-1	Jan 2006	Definitions - with Alternate paragraph (h) (Jan 2006)
352.216-70	Jan 2006	Additional Cost Principles
352.224-70	Jan 2006	Privacy Act
352.228-7	Dec 1991	Insurance - Liability to Third Persons
352.242-73	Jan 2006	Withholding of Contract Payments
352.233-71	Jan 2006	Litigation and Claims
352.242-74	Apr 1984	Final Decisions on Audit Findings
352.242-70	Jan 2006	Key Personnel
352.227-70	Jan 2006	Publications and Publicity
352.203-70	Jan 2006	Anti-Lobbying (Over $100,000)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[End of GENERAL CLAUSES FOR A NEGOTIATED COST-REIMBURSEMENT RESEARCH AND DEVELOPMENT CONTRACT-Rev. 03/2009].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE I.2. AUTHORIZED SUBSTITUTION OF CLAUSES

(Reserved)

ARTICLE I.3. Additional Contract Clauses

This contract incorporates the following clauses by reference, with the same force and effect, as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

a. FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES

1. FAR Clause 52.215-17, Waiver of Facilities Capital Cost of Money (October 1997).

2. FAR Clause 52.219-25, Small Disadvantaged Business Participation Program—Disadvantaged Status and Reporting (April 2008).

3. FAR Clause 52.227-16, Additional Data Requirements (June 1987).

b. DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CHAPTER 3) CLAUSES:

3. HHSAR Clause 352.223-70, Safety and Health (January 2006).

4. HHSAR Clause 352.224-70, Privacy Act (January 2006).

3. HHSAR Clause 352.201-70, Paperwork Reduction Act (January 2006).

4. HHSAR Clause 352.270-4, Protection of Human Subjects (January 2006)

ARTICLE I.4. ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN FULL TEXT

This contract incorporates the following clauses in full text.

FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

a.	FAR Clause 52.219-28, Post-Award Small Business Program Representation (April 2009).

(a) Definitions As used in this clause—

Long-term contract means a contract of more than five years in duration, including options. However, the term does not include contracts that exceed five years in duration because the period of performance has been extended for a cumulative period not to exceed six months under the clause at 52.217-8, Option to Extend Services, or other appropriate authority.

Small business concern means a concern, including its affiliates that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR part 121 and the size standard in paragraph (c) of this clause. Such a concern is “not dominant in its field of operation” when it does not exercise a controlling or major influence on a national basis in a kind of business activity in which a number of business concerns are primarily engaged. In determining whether dominance exists, consideration shall be given to all appropriate factors, including volume of business, number of employees, financial resources, competitive status or position, ownership or control of materials, processes, patents, license agreements, facilities, sales territory, and nature of business activity.

(b) If the Contractor represented that it was a small business concern prior to award of this contract, the Contractor shall represent its size status according to paragraph (e) of this clause or, if applicable, paragraph (g) of this clause, upon the occurrence of any of the following:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(1) Within 30 days after execution of a novation agreement or within 30 days after modification of the contract to include this clause, if the novation agreement was executed prior to inclusion of this clause in the contract.

(2) Within 30 days after a merger or acquisition that does not require a novation or within 30 days after modification of the contract to include this clause, if the merger or acquisition occurred prior to inclusion of this clause in the contract.

(3) For long-term contracts—

(i) Within 60 to 120 days prior to the end of the fifth year of the contract; and (ii) Within 60 to 120 days prior to the date specified in the contract for exercising any option thereafter.

(c) The Contractor shall represent its size status in accordance with the size standard in effect at the time of this representation that corresponds to the North American Industry Classification System (NAICS) code assigned to this contract. The small business size standard corresponding to this NAICS code can be found at http://www.sba.govicontractingopportunities/officials/size/index.html

(d) The small business size standard for a Contractor providing a product which it does not manufacture itself, for a contract other than a construction or service contract, is 500 employees.

(e) Except as provided in paragraph (g) of this clause, the Contractor shall make the representation required by paragraph (b) of this clause by validating or updating all its representations in the Online Representations and Certifications Application and its data in the Central Contractor Registration, as necessary, to ensure that they reflect the Contractor’s current status. The Contractor shall notify the contracting office in writing within the timeframes specified in paragraph (b) of this clause that the data have been validated or updated, and provide the date of the validation or update.

(f) If the Contractor represented that it was other than a small business concern prior to award of this contract, the Contractor may, but is not required to, take the actions required by paragraphs (e) or (g) of this clause.

(g) If the Contractor does not have representations and certifications in ORCA, or does not have a representation in ORCA for the NAICS code applicable to this contract, the Contractor is required to complete the following representation and submit it to the Contracting Office, along with the contract number and the date on which the representation was completed:

The Contractor represents that it [    ] is, [    ] is not a small business concern under NAICS Code assigned to contract number.

[Contractor to sign and date and insert authorized signer’s name and title].

(End of clause)

b. FAR Clause 52.222-39, Notification Of Employee Rights Concerning Payment Of Union Dues Or Fees (December 2004)

(a) Definition. As used in this clause—

United States means the 50 States, the District of Columbia, Puerto Rico, the Northern Mariana Islands, American Samoa, Guam, the U.S. Virgin Islands, and Wake Island.

(b) Except as provided in paragraph (e) of this clause, during the term of this contract, the Contractor shall post a notice, in the form of a poster, informing employees of their rights concerning union membership and payment of union dues and fees, in conspicuous places in and about all its plants and offices, including all

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

places where notices to employees are customarily posted. The notice shall include the following information (except that the information pertaining to National Labor Relations Board shall not be included in notices posted in the plants or offices of carriers subject to the Railway Labor Act, as amended (45 U.S.C. 151-188)).

Notice to Employees

Under Federal law, employees cannot be required to join a union or maintain membership in a union in order to retain their jobs. Under certain conditions, the law permits a union and an employer to enter into a union-security agreement requiring employees to pay uniform periodic dues and initiation fees. However, employees who are not union members can object to the use of their payments for certain purposes and can only be required to pay their share of union costs relating to collective bargaining, contract administration, and grievance adjustment.

If you do not want to pay that portion of dues or fees used to support activities not related to collective bargaining, contract administration, or grievance adjustment, you are entitled to an appropriate reduction in your payment. If you believe that you have been required to pay dues or fees used in part to support activities not related to collective bargaining, contract administration, or grievance adjustment, you may be entitled to a refund and to an appropriate reduction in future payments.

For further information concerning your rights, you may wish to contact the National Labor Relations Board (NLRB) either at one of its Regional offices or at the following address or toll free number:

National Labor Relations Board

Division of Information

1099 14th Street, N.W.

Washington, DC 20570

1-866-667-6572

1-866-316-6572 (TTY)

To locate the nearest NLRB office, see NLRB’s website at http://www.nlrb.gov.

(c) The Contractor shall comply with all provisions of Executive Order 13201 of February 17, 2001, and related implementing regulations at 29 CFR part 470, and orders of the Secretary of Labor.

(d) In the event that the Contractor does not comply with any of the requirements set forth in paragraphs (b), (c), or (g), the Secretary may direct that this contract be cancelled, terminated, or suspended in whole or in part, and declare the Contractor ineligible for further Government contracts in accordance with procedures at 29 CFR part 470, Subpart B—Compliance Evaluations, Complaint Investigations and Enforcement Procedures. Such other sanctions or remedies may be imposed as are provided by 29 CFR part 470, which implements Executive Order 13201, or as are otherwise provided by law.

(e) The requirement to post the employee notice in paragraph (b) does not apply to—

(1) Contractors and subcontractors that employ fewer than 15 persons;

(2) Contractor establishments or construction work sites where no union has been formally recognized by the Contractor or certified as the exclusive bargaining representative of the Contractor’s employees;

(3) Contractor establishments or construction work sites located in a jurisdiction named in the definition of the United States in which the law of that jurisdiction forbids enforcement of union-security agreements;

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(4) Contractor facilities where upon the written request of the Contractor, the Department of Labor Deputy Assistant Secretary for Labor-Management Programs has waived the posting requirements with respect to any of the Contractor’s facilities if the Deputy Assistant Secretary finds that the Contractor has demonstrated that—

(i) The facility is in all respects separate and distinct from activities of the Contractor related to the performance of a contract; and

(ii) Such a waiver will not interfere with or impede the effectuation of the Executive order; or

(5) Work outside the United States that does not involve the recruitment or employment of workers within the United States.

(f) The Department of Labor publishes the official employee notice in two variations; one for contractors covered by the Railway Labor Act and a second for all other contractors. The Contractor shall—

(1) Obtain the required employee notice poster from the Division of Interpretations and Standards, Office of Labor-Management Standards, U.S. Department of Labor, 200 Constitution Avenue, NW, Room N-5605, Washington, DC 2021, or from any field office of the Department’s Office of Labor-Management Standards or Office of Federal Contract Compliance Programs;

(2) Download a copy of the poster from the Office of Labor-Management Standards website at http://www.olms.dol.gov; or

(3) Reproduce and use exact duplicate copies of the Department of Labor’s official poster.

(g) The Contractor shall include the substance of this clause in every subcontract or purchase order that exceeds the simplified acquisition threshold, entered into in connection with this contract, unless exempted by the Department of Labor Deputy Assistant Secretary for Labor-Management Programs on account of special circumstances in the national interest under authority of 29 CFR 470.3(c). For indefinite quantity subcontracts, the Contractor shall include the substance of this clause if the value of orders in any calendar year of the subcontract is expected to exceed the simplified acquisition threshold. Pursuant to 29 CFR part 470, Subpart B—Compliance Evaluations, Complaint Investigations and Enforcement Procedures, the Secretary of Labor may direct the Contractor to take such action in the enforcement of these regulations, including the imposition of sanctions for noncompliance with respect to any such subcontract or purchase order. If the Contractor becomes involved in litigation with a subcontractor or vendor, or is threatened with such involvement, as a result of such direction, the Contractor may request the United States, through the Secretary of Labor, to enter into such litigation to protect the interests of the United States.

(End of Clause)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

SECTION J - LIST OF ATTACHMENTS

The following documents are attached and incorporated in this contract:

1.	Statement of Work

Statement of Work, dated June 24, 2010, 32 pages

2.	Invoice/Financing Request Instructions for BARDA Cost-Reimbursement Type Contracts,

Invoice/Financing Request Instructions for BARDA Cost-Reimbursement Type Contracts, 4 pages.

3.	Financial Report of Individual Project/Contract, 1 page

4.	Instructions for Completing Financial Report of Individual Project/Contract, 3 pages

5.	Report of Government Owned, Contractor Held Property (Not Attached)

Report of Government Owned, Contractor Held Property, dated 3/2008, 1 page. Located at:

http://rcb.cancer.gov/rcb-internet/forms/Govt-Owned-Prop.pdf

Sections C - J of the contract

Attachment 1, Statement of Work, dated June 24, 2010

Attachment 2, Invoice/Financing Request Instructions for BARDA Cost-Reimbursement Type Contracts

Attachment 3, Financial Report of Individual Project/Contract

Attachment 4, Instructions for Completing Financial Report of Individual Project/Contract

Attachment 5, Report of Government Owned, Contractor Held Property, dated 3/2008

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PART IV - REPRESENTATIONS AND INSTRUCTIONS

SECTION K - REPRESENTATIONS AND CERTIFICATIONS

The following documents are incorporated by reference in this contract:

1.	Annual Representations and Certifications completed and located at the Online Representations and Certifications Application (ORCA) website.

2.	Representations & Certifications dated January 12, 2010

3.	Animal Welfare Assurance Number: LBERI - A3083-01

END of the SCHEDULE

(CONTRACT)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Attachment 1

Statement of Work for the Development of rPA using Pfenex Expression Technology

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT 2

INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORTING

INSTRUCTIONS FOR BARDA COST-REIMBURSEMENT CONTRACTS

Format: Payment requests shall be submitted on the Contractor’s self-generated form in the manner and format prescribed herein and as illustrated in the Sample Invoice/Financing Request. Standard Form 1034, Public Voucher for Purchases and Services Other Than Personal, may be used in lieu of the Contractor’s self-generated form provided it contains all of the information shown on the Sample Invoice/Financing Request. DO NOT include a cover letter with the payment request.

Number of Copies: Payment requests shall be submitted in the quantity specified in the Invoice Submission Instructions in Section G of the Contract Schedule.

Frequency: Payment requests shall not be submitted more frequently than once every two weeks in accordance with the Allowable Cost and Payment Clause incorporated into this contract. Small business concerns may submit invoices/financing requests more frequently than every two weeks when authorized by the Contracting Officer.

Cost Incurrence Period: Costs incurred must be within the contract performance period or covered by precontract cost provisions.

Billing of Costs Incurred: If billed costs include (1) costs of a prior billing period, but not previously billed, or (2) costs incurred during the contract period and claimed after the contract period has expired, the Contractor shall site the amount(s) and month(s) in which it incurred such costs.

Contractor’s Fiscal Year: Payment requests shall be prepared in such a manner that the Government can identify costs claimed with the Contractor’s fiscal year.

Currency: All BARDA contracts are expressed in United States dollars. When the Government pays in a currency other than United States dollars, billings shall be expressed, and payment by the Government shall be made, in that other currency at amounts coincident with actual costs incurred. Currency fluctuations may not be a basis of gain or loss to the Contractor. Notwithstanding the above, the total of all invoices paid under this contract may not exceed the United States dollars authorized.

Costs Requiring Prior Approval: Costs requiring the Contracting Officer’s approval, which are not set forth in an Advance Understanding in the contract, shall be identified and reference the Contracting Officer’s Authorization (COA) Number. In addition, the Contractor shall show any cost set forth in an Advance Understanding as a separate line item on the payment request.

Invoice/Financing Request Identification: Each payment request shall be identified as either:

(a)	Interim Invoice/Contract Financing Request: These are interim payment requests submitted during the contract performance period.

(b)	Completion Invoice: The completion invoice shall be submitted promptly upon completion of the work, but no later than one year from the contract completion date, or within 120 days after settlement of the final indirect cost rates covering the year in which the contract is physically complete (whichever date is later). The Contractor shall submit the completion invoice when all costs have been assigned to the contract and it completes all performance provisions.

(c)	Final Invoice: A final invoice may be required after the amounts owed have been settled between the Government and the Contractor (e.g., resolution of all suspensions and audit exceptions).

Preparation and Itemization of the Invoice/Financing Request: The Contractor shall furnish the information set forth in the instructions below. The instructions are keyed to the entries on the Sample Invoice/Financing Request.

(a)	Designated Billing Office Name and Address: Enter the designated billing office name and address, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b)	Contractor’s Name, Address, Point of Contact, VIN, and DUNS or DUNS+4 Number: Show the Contractor’s name and address exactly as they appear in the contract, along with the name, title, phone number, and e-mail address of the person to notify in the event of an improper invoice or, in the case of payment by method other than Electronic Funds Transfer, to whom payment is to be sent. Provide the Contractor’s Vendor Identification Number (VIN), and Data

Universal Numbering System (DUNS) number or DUNS+4. The DUNS number must identify the Contractor’s name and address exactly as stated on the face page of the contract. When an approved assignment has been made by the Contractor, or a different payee has been designated, provide the same information for the payee as is required for the Contractor (i.e., name, address, point of contact, VIN, and DUNS).

(c)	Invoice/Financing Request Number: Insert the appropriate serial number of the payment request.

(d)	Date Invoice/Financing Request Prepared: Insert the date the payment request is prepared.

(e)	Contract Number and Order Number (if applicable): Insert the contract number and order number (if applicable).

(f)	Effective Date: Insert the effective date of the contract or if billing under an order, the effective date of the order.

(g)	Total Estimated Cost of Contract/Order: Insert the total estimated cost of the contract, exclusive of fixed-fee. If billing under an order, insert the total estimated cost of the order, exclusive of fixed-fee. For incrementally funded contracts/orders, enter the amount currently obligated and available for payment.

(h)	Total Fixed-Fee: Insert the total fixed-fee (where applicable). For incrementally funded contracts/orders, enter the amount currently obligated and available for payment.

(i)	Two-Way/Three-Way Match: Identify whether payment is to be made using a two-way or three-way match. To determine required payment method, refer to the Invoice Submission Instructions in Section G of the Contract Schedule.

(j)	Office of Acquisitions: Insert the name of the Office of Acquisitions, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.

(k)	Central Point of Distribution: Insert the Central Point of Distribution, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.

(I)	Billing Period: Insert the beginning and ending dates (month, day, and year) of the period in which costs were incurred and for which reimbursement is claimed.

(m)	Amount Billed - Current Period: Insert the amount claimed for the current billing period by major cost element, including any adjustments and fixed-fee. If the Contract Schedule contains separately priced line items, identify the contract line item(s) on the payment request and include a separate breakdown (by major cost element) for each line item.

(n)	Amount Billed - Cumulative: Insert the cumulative amounts claimed by major cost element, including any adjustments and fixed-fee. If the Contract Schedule contains separately priced line items, identify the contract line item(s) on the payment request and include a separate breakdown (by major cost element) for each line item.

(o)	Direct Costs: Insert the major cost elements. For each element, consider the application of the paragraph entitled “Costs Requiring Prior Approval” on page 1 of these instructions.

(1)	Direct Labor: Include salaries and wages paid (or accrued) for direct performance of the contract.

For Level of Effort contracts only, the Contractor shall provide the following information on a separate sheet of paper attached to the payment request:

- hours or percentage of effort and cost by labor category (as specified in the Level of Effort Article in Section F of the contract) for the current billing period, and

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

- hours or percentage of effort and cost by labor category from contract inception through the current billing period. (NOTE: The Contracting Officer may require the Contractor to provide additional breakdown for direct labor, such as position title, employee name, and salary or hourly rate.)

(2)	Fringe Benefits: List any fringe benefits applicable to direct labor and billed as a direct cost. Do not include in this category fringe benefits that are included in indirect costs.

(3)	Accountable Personal Property: Include permanent research equipment and general purpose equipment having a unit acquisition cost of $1,000 or more, with a life expectancy of more than two years, and sensitive property regardless of cost (see the HHS Contractor’s Guide for Control of Government Property). Show permanent research equipment separate from general purpose equipment.

On a separate sheet of paper attached to the payment request, list each item for which reimbursement is requested. An asterisk (*) shall precede the item if the equipment is below the $1,000 approval level. Include reference to the following (as applicable):

- item number for the specific piece of equipment listed in the Property Schedule, and

- COA number, if the equipment is not covered by the Property Schedule.

The Contracting Officer may require the Contractor to provide further itemization of property having specific limitations set forth in the contract.

(4)	Materials and Supplies: Include equipment with unit costs of less than $1,000 or an expected service life of two years or less, and consumable material and supplies regardless of amount.

(5)	Premium Pay: List remuneration in excess of the basic hourly rate.

(6)	Consultant Fee: List fees paid to consultants. Identify consultant by name or category as set forth in the contract or COA, as well as the effort (i.e., number of hours, days, etc.) and rate billed.

(7)	Travel: Include domestic and foreign travel. Foreign travel is travel outside of Canada, the United States and its territories and possessions. However, for an organization located outside Canada, the United States and its territories and possessions, foreign travel means travel outside that country. Foreign travel must be billed separately from domestic travel.

(8)	Subcontract Costs: List subcontractor(s) by name and amount billed.

(9)	Other: List all other direct costs in total unless exceeding $1,000 in amount. If over $1,000, list cost elements and dollar amounts separately. If the contract contains restrictions on any cost element, that cost element must be listed separately.

(p)	Cost of Money (COM): Cite the COM factor and base in effect during the time the cost was incurred and for which reimbursement is claimed.

(q)	Indirect Costs: Identify the indirect cost base (IDC), indirect cost rate, and amount billed for each indirect cost category.

(r)	Fixed-Fee: Cite the formula or method of computation for fixed-fee, if applicable. The fixed-fee must be claimed as provided for by the contract.

(s)	Total Amounts Claimed: Insert the total amounts claimed for the current and cumulative periods.

(t)	Adjustments: Include amounts conceded by the Contractor, outstanding suspensions, and/or disapprovals subject to appeal.

(u)	Grand Totals

(v)	Certification of Salary Rate Limitation: If required by the contract (see Invoice Submission Instructions in Section G of the Contract Schedule), the Contractor shall include the following certification at the bottom of the payment request:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

“I hereby certify that the salaries billed in this payment request are in compliance with the Salary Rate Limitation Provisions in Section H of the contract.”

The Contracting Officer may require the Contractor to submit detailed support for costs claimed on one or more interim payment requests.

FINANCIAL REPORTING INSTRUCTIONS:

These instructions are keyed to the Columns on the sample invoice/financing request.

Column A - Expenditure Category: Enter the expenditure categories required by the contract.

Column B - Cumulative Percentage of Effort/Hrs. - Negotiated: Enter the percentage of effort or number of hours agreed to for each employee or labor category listed in Column A.

Column C - Cumulative Percentage of Effort/Hrs. - Actual: Enter the percentage of effort or number of hours worked by each employee or labor category listed in Column A.

Column D - Amount Billed - Current: Enter amounts billed during the current period. Column E - Amount Billed - Cumulative: Enter the cumulative amounts to date.

Column F - Cost at Completion: Enter data only when the Contractor estimates that a particular expenditure category will vary from the amount negotiated. Realistic estimates are essential.

Column G - Contract Amount: Enter the costs agreed to for all expenditure categories listed in Column A.

Column H - Variance (Over or Under): Show the difference between the estimated costs at completion (Column F) and negotiated costs (Column G) when entries have been made in Column F. This column need not be filled in when Column F is blank. When a line item varies by plus or minus 10 percent, i.e., the percentage arrived at by dividing Column F by Column G, an explanation of the variance should be submitted. In the case of an overrun (net negative variance), this submission shall not be deemed as notice under the Limitation of Cost (Funds) Clause of the contract.

Modifications: Any modification in the amount negotiated for an item since the preceding report should be listed in the appropriate cost category.

Expenditures Not Negotiated: An expenditure for an item for which no amount was negotiated (e.g., at the discretion of the Contractor in performance of its contract) should be listed in the appropriate cost category and all columns filled in, except for G. Column H will of course show a 100 percent variance and will be explained along with those identified under H above.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SAMPLE INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORT

(a)       Designated Billing Office Name and Address:

DHHS/OS/ASPR/BARDA

Attn: Contracting Officer

330 Independence Ave., S.W.

Room G644

Washington, D.C. 20201

(b)      Contractor’s Name, Address, Point of Contact, VIN, and DUNS or DUNS+4 Number:

ABC CORPORATION

100 Main Street

Anywhere, USA Zip Code

Name, Title, Phone Number, and E-mail Address of person to notify in the event of an improper invoice or, in the case of payment by method other than Electronic Funds Transfer, to whom payment is to be sent.

VIN:

DUNS or DUNS+4:

(c)       Invoice/Financing Request No.:

(d)      Date Invoice Prepared:

(e)       Contract No. and Order No. (if  applicable):

(f)       Effective Date:

(g)      Total Estimated Cost of Contract/Order:

(h)      Total Fixed-Fee (if applicable):

(i)       ☐ Two-Way Match:

☐ Three-Way Match:

(j)       Office of Acquisitions:

(k)      Central Point of Distribution:

(I) This invoice/financing request represents reimbursable costs for the period from to

	Cumulative Percentage of Effort/Hrs.		Amount Billed		Cost at Completion F	Contract Amount G	Variance H
Expenditure Category* A	Negotiated B	Actual C	(m) Current D	(n) Cumulative E
(o) Direct Costs:
(1) Direct Labor
(2) Fringe Benefits
(3) Accountable Property
(4) Materials & Supplies
(5) Premium Pay
(6) Consultant Fees
(7) Travel
(8) Subcontracts
(9) Other
Total Direct Costs
(p) Cost of Money
(q) Indirect Costs
(r) Fixed Fee
(s) Total Amount Claimed
(t) Adjustments
(u) Grand Totals
I certify that all payments are for appropriate purposes and in accordance with the contract.

(Name of Official)	(Title)

* Attach details as specified in the contract

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT 3

FINANCIAL REPORT OF INDIVIDUAL PROJECT/CONTRACT Note: Complete this Form in Accordance with Accompanying Instructions.	Project Task:	Contract No.:	Date of Report:	0990-0134 0990-0131
	Reporting Period:	Contractor Name and Address:

Expenditure Category	Percentage of Effort/Hours		Cumulative Incurred Cost at End of Prior Period	Incurred Cost- Current Period	Cumulative Cost to Date (D + E)	Estimated Cost to Complete	Estimated Cost at Completion (F + G)	Negotiated Contract Amount	Variance (Over or Under) (I-H)
	Negotiated	Actual
A	B	C	D	E	F	G	H	I	J

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT 4

INSTRUCTIONS FOR COMPLETING

“FINANCIAL REPORT OF INDIVIDUAL PROJECT/CONTRACT”

GENERAL INFORMATION

Purpose. This Quarterly Financial Report is designed to: (1) provide a management tool for use by be BARDA in monitoring le application of financial and personnel resources to the BARDA contracts; (2) provide contractors with financial and personnel management data which is usable in their management processes; (3) promptly indicate potential areas of contract underruns or overruns by making possible comparisons of actual performance and projections with prior estimates on individual elements of cost and personnel; and (4) obtain contractor’s analyses of cause and effect of significant variations between actual and prior estimates of financial and personnel performance.

REPORTING REQUIREMENTS

Scope. The specific cost and personnel elements to be reported shall be established by mutual agreement prior to award The Government may require the contractor to provide detailed documentation to support any element(s) on one or more financial reports.

Number of Copies and Mailing Address. An original and two (2) copies of the report(s) shall be sent to the contracting officer at the address shown on the face page of the contract, no later than 30 working days after the end of the period reported. However, the contract may provide for one of the copies to be sent directly to the Contracting Officer’s Technical Representative.

REPORTING STATISTICS

A modification which extends the period of performance of an existing contract will not require reporting on a separate quarterly report, except where it is determined by the contracting officer that separate reporting is necessary. Furthermore, when incrementally funded contracts are involved, each separate allotment is not considered a separate contract entity (only a funding action). Therefore, the statistics under incrementally funded contracts should be reported cumulatively from the inception of the contract through completion.

Definitions and Instructions for Completing the Quarterly Report. For the purpose of establishing expenditure categories Column A, the following definitions and instructions will be utilized. Each contract will specify the categories to be reported.

(1)	Key Personnel. Include key personnel regardless of annual salary rates. All such individuals should be listed by names and job titles on a separate line including those whose salary is not directly charged to the contract but whose effort is directly associated with the contract. The listing must be kept up to date.

(2)	Personnel—Other. List as one amount unless otherwise required by the contract.

(3)	Fringe Benefits. Include allowances and services provided by the contractor to employees as compensation in addition to regular salaries and wages. If a fringe benefit rate(s) has been established, identify the base, rate, and amount billed for each category. If a rate has not been established, the various fringe benefit costs may be required to be shown separately. Fringe benefits which are included in the indirect cost rate should not be shown here.

(4)	Accountable Personal Property. Include nonexpendable personal property with an acquisition cost of $1,000 or more and with an expected useful life of two or more years, and sensitive items regardless of cost. Form HHS 565, “Report of Accountable Property,” must accompany the contractor’s public voucher (SF 1034/SF 1035) or this report if not previously submitted. See “Contractor’s Guide for Control of Government Property.”

(5)	Supplies. Include the cost of supplies and material and equipment charged directly to the contract, but excludes the cost of nonexpendable equipment as defined in (4) above.

(6)	Inpatient Care. Include costs associated with a subject while occupying a bed in a patient care setting. It normally includes both routine and ancillary costs.

(7)	Outpatient Care. Include costs associated with a subject while not occupying a bed. It normally includes ancillary costs only.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(8)	Travel. Include all direct costs of travel, including transportation, subsistence and miscellaneous expenses. Travel for staff and consultants shall be shown separately. Identify foreign and domestic travel separately. If required by the contract, the following information shall be submitted: (i) Name of traveler and purpose of trip; (ii) Place of departure, destination and return, including time and dates; and (iii) total cost of trip.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT 4

(9)	Consultant Fee. Include fees paid to consultant(s). Identify each consultant with effort expended, billing rate, and amount billed.

(10)	Premium Pay. Include the amount of salaries and wages over and above the basic rate of pay. 1) Subcontracts. List each subcontract by name and amount billed.

(12)	Other Costs. Include any expenditure categories for which the Government does not require individual line item reporting. It may include some of the above categories.

(13)	Overhead/Indirect Costs. Identify the cost base, indirect cost rate, and amount billed for each indirect cost category.

(14)	General and Administrative Expense. Cite the rate and the base. In the case of nonprofit organizations, this item will usually be included in the indirect cost.

(15)	Fee. Cite the fee earned, if any.

(16)	Total Costs to the Government.

PREPARATION INSTRUCTIONS

These instructions are keyed to the Columns on the Quarterly Report.

Column A—Expenditure Category. Enter the expenditure categories required by the contract.

Column B—Percentage of Effort/Hours Negotiated. Enter the percentage of effort or number of hours agreed to during contract negotiations for each labor category listed in Column A.

Column C—Percentage of Effort/Hours-Actual. Enter the cumulative percentage of effort or number of hours worked by each employee or group of employees listed in Column A.

CoIumn D—Cumulative Incurred Cost at End of Prior Period. Enter the cumulative incurred costs up to the end of the prior reporting period. This column will be blank at the time of the submission of the initial report.

Column E—Incurred Cost-Current Period. Enter the costs which were incurred during the current period. Column F—Cumulative Incurred Cost to Date. Enter the combined total of Columns D and E.

Column G—Estimated Cost to Complete. Make entries only when the contractor estimates that a particular expenditure category will vary from the amount negotiated. Realistic estimates are essential.

Column H—Estimated Costs at Completion. Complete only if an entry is made in Column G.

Column I—Negotiated Contract Amount. Enter in this column the costs agreed to during contract negotiations for all expenditure categories listed in Column A.

Column J—Variance (Over or Under). Complete only if an entry is made in Column H. When entries have been made in Column H, this column should show the difference between the estimated costs at completion (Column H) and negotiated costs (Column I). When a line item varies by plus or minus 10 percent, i.e., the percentage arrived at by dividing Column J by Column I, an explanation of the variance should be submitted. In the case of an overrun (net negative variance), this submission shall not be deemed as notice under the Limitation of Cost (Funds) Clause of the contract.

Modifications. List any modification in the amount negotiated for an item since the preceding report in the appropriate cost category.

Expenditures Not Negotiated. List any expenditure for an item for which no amount was negotiated (e.g., at the discretion of the contractor in performance of its contract) in the appropriate cost category and complete all columns except for I. llumn J will of course show a 100 percent variance and will be explained along with those identified under J above.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE		PAGE OF PAGES 1 | 4
2 AMENDMENT/MODIFICATION NO. 0001		3 EFFECTIVE DATE See Block 16C	4 REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO (If applicable)
6 ISSUED BY	CODE	HHS/OS/ASPR/BARDA	7 ADMINISTERED BY (If other than Item 6)	CODE	ASPR-BARDA02

HHS/OS/ASPR/BARDA 330 Independence Ave., S.W. Room 640-G Washington DC 20201			ASPR-BARDA 330 Independence Ave, SW, Rm G640 Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and ZIP Code) FENEX BIOPHARMACEUTICALS, INC. 1358378 FENEX BIOPHARMACEUTICALS, INC. 5501 OBERLIN DR SAN DIEGO CA 921211718			(x)	9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)
			X	10A. MODIFICATION OF CONTRACT/ORDER NO HHSO100201000045C
10B. DATED (SEE ITEM 13) 7/30/2010
CODE 1358378		FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATION

☐	The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning      copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which Includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required)

See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority). THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.    THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)

E.       IMPORTANT: Contractor        ☒ is not,        ☐ is required to sign this document and return     0     copies to the issuing office.

14   DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number:         27-1356759

DUNS Number:     013603710

Period of Performance: 07/30/2010 to 12/12/2011

This action is a modification to the original contract signed July 30, 2010. The following sections of the original agreement are hereby modified as detailed in the subsequent three (3) pages:

1.   The Contracting Officer of record as defined in ARTICLE G.2.

2.   Deliverables as defined in SECTION F.2.

3.   Transfer of certain Accountable Government Property to the contract, now defined in ARTICLE G.9.

This modification does not increase the overall contract value or period of performance of the original contract.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Bertrand C. Liang, CEO		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) GLYNIS M. FISHER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

/s/ Bertrand C. Liang (Signature of person authorized to sign)		/s/ Glynis M. Fisher (Signature of Contracting Officer)	10/31/2011

NSN 7540-01.152-8070 Previous edition unusable	30-105	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

Beginning with the effective date of this modification, the contract between the Government and Contractor now reads:

1)	In accordance with ARTICLE G.2. CONTRACTING OFFICER, the official Contracting Officer on record is hereby changed from [*] to [*]. Additionally, the official Contract Specialist on record is changed from [*] to [*]. Any reference to Contracting Officer or Contract Specialist throughout the contract is to be updated accordingly.

[*]

Contracting Officer

[*]

[*]

[*]

Contract Specialist

[*]

[*]

2)	Adjustment of select deliverables due dates.

UNDER SECTION F – DELIVERIES OR PERFORMANCE, ARTICLE F.2 DELIVERIES, shall be changed to the following:

Item	Description	Quantity	Addresses	Delivery Schedule
Technical Progress Reports
1)	Monthly Progress Report	2 electronic	CO: (1) electronic copy COTR: One (1) electronic	The 15th calendar day of each month following the first full month of the contract award. The Monthly Progress Report will not be required on months when an Annual or Quarterly Progress Report is due.

2)	Draft Final Technical Progress Report	2 electronic	Same as CO and COTR above	30 calendar days before the completion date of the contract

3)	Final Technical Progress Report	2 electronic	Same as CO and COTR above	On or before the expiration date of the contract

4)	Summary of Salient Results	2 electronic	Same as CO and COTR above	On or before the expiration date of the contract

Other Technical Reports
5)	Audit Reports	2 electronic	Same as CO and COTR above	Within 30 Calendar days of the audit

6)	RCB Characterization Report	2 electronic	Same as CO and COTR above	Within 30 Calendar days of completing RCB Characterization

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7)	MCB/WCB Characterization Report	2 electronic	Same as CO and COTR above	Within 30 Calendar days of completing MCB/WCB Characterization

8)	Stage milestone reports (and addendums)	2 electronic	Same as CO and COTR above	Within 30 calendar days of completing milestone (or option period)

Other Reports

9)	FDA Correspondence and Meeting Summaries	1 electronic	Same as COTR	Within 30 calendar days of receiving correspondence or meeting with the FDA

10)	Invention Report Annual Utilization Report	2 electronic	1 electronic to OPERA. CO: 1 electronic	Due on or before the 30th of the month following each anniversary date of the contract.

11)	Final Invention Report	2 electronic	1 electronic to OPERA. 1 CO: 1 electronic	Due on or before the completion date of the contract.

3)	Transfer of Accountability of Government Property

ARTICLE G.9 TRANSFER OF ACCOUNTABILITY OF GOVERNMENT PROPERTY, shall be added to SECTION G – CONTRACT ADMINISTRATION DATA, as follows:

ARTICLE G.9. TRANSFER OF ACCOUNTABILITY OF GOVERNMENT PROPERTY

a.	Accountability of government property listed in this Article is hereby transferred in full to this contract, Contract No. HHSO100201000045C. The said property was Government property formerly accounted for under Contact No. HDTRA1-07-C-0084. The listing of property, their original date of purchase, description of property, vendor name, acquisition of cost are detailed in the table below:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2007-2008 DARPA EQUIPMENT ORDERS
Date Purchased	Vendor		Item Purchased		Amount
10/17/2007	[***	]	[***	]	$107,211.25
10/30/2007	[***	]	[***	]	$178,179.50
1/16/2008	[***	]	[***	]	$85,557.00
4/22/2008	[***	]	[***	]	$235,694.11

TOTAL					$606,641.86

2008 DTRA EQUIPMENT ORDERS
Date Purchased	Vendor		Item Purchased		Amount
9/29/2008	[***	]	[***	]	$61,875.00
9/29/2008	[***	]	[***	]	$61,875.00

TOTAL					$123,750.00

2009 DTRA EQUIPMENT ORDERS
Date Purchased	Vendor		Item Purchased		Amount
12/9/2008	[***	]	[***	]	$20,199.89
3/26/2009	[***	]	[***	]	$2,539.35
4/2/2009	[***	]	[***	]	$485,305.60

TOTAL					$508,044.84

b.	Pursuant to FAR 45.106, Transferring Accountability, an equivalent contract modification was made to Contract No. HDTRA1-07-C-0084, executed August 17, 2011 (Modification No. A00003). The property detailed in this Article shall now be considered Government-furnished property under Contract Number HSO100201000045C, with title vesting to the Department of Health & Human Services.

c.	This property is subject to the requirements of FAR 52.245-1, GOVERNMENT PROPERTY, in addition to the requirements set forth in this contract in ARTICLE G.7. GOVERNMENT PROPERTY.

d.	This transfer does not affect the total obligated dollar amount to this contract. The total contract dollar amount of this contract is unchanged.

(End of Summary of Changes)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE		PAGE OF PAGES 1 | 4
2. AMENDMENT/MODIFICATION NO. 0002	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO (If applicable)
6. ISSUED BY CODE	HHS/OS/ASPR/BARDA	7. ADMINISTERED BY (If other than Item 6)	CODE	ASPR-BARDA02
HHS/OS/ASPR/BARDA 330 Independence Ave., S.W. Room 640-G Washington DC 20201		ASPR-BARDA 330 Independence Ave, SW, Rm G640 Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and ZIP Code)		(x)	9A. AMENDMENT OF SOLICITATION NO.

FENEX BIOPHARMACEUTICALS, INC. 1358378 FENEX BIOPHARMACEUTICALS, INC. 5501 OBERLIN DR SAN DIEGO CA 921211718		9B. DATED (SEE ITEM 11)
		X	10A. MODIFICATION OF CONTRACT/ORDER NO HHSO100201000045C
10B. DATED (SEE ITEM 13)
CODE 1358378	FACILITY CODE	07/30/2010

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning      copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required)

See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority). THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
X

B.    THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) No Cost Extension

E. IMPORTANT: Contractor        ☒ is not,        ☐ is required to sign this document and return     0     copies to the issuing office.

14 DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: 27-1356759

DUNS Number: 013603710

Period of Performance: 07/30/2010 to 03/30/2012

The purpose of this modification is to issue a change order and to modify the original contract to extend the period of performance to 3/30/2012. The period of performance for the base period is now 07/30/2010 to 03/30/2012.

This modification does not increase the overall contract value or period of performance of the original contract.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
/s/ Bertrand C. Liang	GLYNIS M. FISHER

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

Bertrand C. Liang CEO (Signature of person authorized to sign)	12/9/11	/s/ Glynis M. Fisher (Signature of Contracting Officer)	12/9/11

NSN 7540-01-152-8070 Previous edition unusable	30-105	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SUMMARY OF CHANGES

Beginning with the effective date of this modification, the contract between the Government and Contractor now reads:

1)	No-Cost Extension to Base Period

The period of performance for the base year will be extended via no cost extension. Period of performance date are adjusted in the contract and now reads as follows:

a.	SF 26, Block 15 Period: Period: July 30, 2010 through March 30, 2012.

b.	UNDER SECTION B (SUPPLIES OR SERVICES and PRICES/COSTS), ARTICLE B.2 (ESTIMATED COST AND FIXED FEE), d. replace with:

It is estimated that the amount currently allotted will cover performance of the contract through March 31, 2012.

UNDER SECTION B – SUPPLIES OR SERVICES AND PRICES/COSTS, Article B.2 ESTIMATED COST AND FIXED FEE, the dates shall be changed to the following:

CLIN	Base Period	Supplies/Services	Quantity (Units)	Cost	Fixed Fee	Total Estimated Cost Plus Fixed
0001	07/30/2010- 03/30/2012	[***]	1 Job	$9,428,959	$660,027	$10,088,986

UNDER SECTION B– SUPPLIES OR SERVICES AND PRICES/COSTS, ARTICLE B.3 INVOICE OPTION PRICES, shall be changed to the following:

CLIN	Option	Supplies/Services	Quantity	Cost	Fixed Fee	Estimated
1001	03/31/2012- 07/30/2013	[***]	1 Job	$1,486,185	$104,033	$1,590,218
1002	07/31/2013- 01/30/2015	[***]	1 Job	$958,097	$67,067	$1,025,164
2001	03/31/2012- 09/30/2013	[***]	1 Job	$4,008,626	$280,604	$4,289,230
2002	10/01/2013- 09/30/2014	[***]	1 Job	$1,013,298	$70,931	$1,084,229
2003	10/01/2014- 10/30/2015	[***]	1 Job	$689,544	$48,268	$737,812

UNDER SECTION B– SUPPLIES OR SERVICES AND PRICES/COSTS, ARTICLE B.4.b. TRAVEL, shall be changed to the following:

1.	Domestic Travel

a.	Total expenditures for domestic travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract shall not exceed $7,619 in the twenty month base period (07/30/2010-03/30/2012) without the prior written approval of the Contracting Officer.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

b.	Subject to the annual dollar limitation specified under B.4.b.1.a. above, the Contractor shall invoice and be reimbursed for all travel costs in accordance with Federal Acquisition Regulations (FAR) 31.2 - Contracts with Commercial Organizations, Subsection 31.205-46, Travel Costs.

c.	UNDER SECTION F – DELIVERIES OR PERFORMANCE, ARTICLE F.1 PERIOD OF PERFORMANCE, shall be changed to the following:

a. The base period of performance of this contract shall be from July 30, 2010 through March 30, 2012. b. If the Government exercises its options pursuant to the OPTION CLAUSE Article in Section H of the contract the period of performance will be increased as listed below:

CLIN	Option	Supplies/Services	Quantity	Cost	Fixed Fee	Estimated
1001	03/31/2012- 07/30/2013	[***]	1 Job	$1,486,185	$104,033	$1,590,218
1002	07/31/2013- 01/30/2015	[***]	1 Job	$958,097	$67,067	$1,025,164
2001	03/31/2012- 09/30/2013	[***]	1 Job	$4,008,626	$280,604	$4,289,230
2002	10/01/2013- 09/30/2014	[***]	1 Job	$1,013,298	$70,931	$1,084,229
2003	10/01/2014- 10/30/2015	[***]	1 Job	$689,544	$48,268	$737,812

d.	UNDER SECTION G – CONTRACT ADMINISTRATION DATA, G.8. POST AWARD EVALUATION OF CONTRACTOR PERFORMANCE, a., shall be changed to the following:

Contractor Performance Evaluations

Interim and final evaluations of Contractor performance will be prepared on this contract in accordance with FAR Subpart 42.15. The final performance evaluation will be prepared at the time of completion of work. In addition to the final evaluation, an interim evaluation shall be submitted April 30, 2012.

Interim and final evaluations will be provided to the Contractor as soon as practicable after completion of the evaluation. The Contractor will be permitted thirty days to review the document and to submit additional information or a rebutting statement. If agreement cannot be reached between the parties, the matter will be referred to an individual one level above the Contracting Officer whose decision will be final.

Copies of the evaluations, Contractor responses, and review comments, if any, will be retained as part of the contract file, and may be used to support future award decisions.

2)	Change Order

UNDER SECTION J - LIST OF ATTACHMENTS, Attachment 1. Statement of Work, the following tasks shall be added:

6.3.1.1 Milestone 1: [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Deliverable for 6.3.1.1 [***]

6.3.1.2 Milestone 2: [***]

Deliverable for 6.3.1.2 [***]

6.3.1.3 Milestone 3: [***]

Deliverable for 6.3.1.3 Phase 3: [***]

(End of Summary of Changes)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE		PAGE OF PAGES 1 | 3
2. AMENDMENT/MODIFICATION NO. 0003	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO (If applicable)
6. ISSUED BY CODE	HHS/OS/ASPR/BARDA	7. ADMINISTERED BY (If other than Item 6)	CODE	ASPR-BARDA02
HHS/OS/ASPR/BARDA 330 Independence Ave., S.W. Room 640-G Washington DC 20201		ASPR-BARDA 330 Independence Ave, SW, Rm G640 Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and ZIP Code)		(x)	9A. AMENDMENT OF SOLICITATION NO.

FENEX BIOPHARMACEUTICALS, INC. 1358378 FENEX BIOPHARMACEUTICALS, INC. 5501 OBERLIN DR SAN DIEGO CA 921211718		9B. DATED (SEE ITEM 11)
		X	10A. MODIFICATION OF CONTRACT/ORDER NO HHSO100201000045C
10B. DATED (SEE ITEM 13)
CODE 1358378	FACILITY CODE	07/30/2010

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning      copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required)

See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority). THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.    THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) No Cost Extension

E. IMPORTANT: Contractor        ☒ is not,        ☐ is required to sign this document and return     0     copies to the issuing office.

14 DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: 27-1356759

DUNS Number: 013603710

Period of Performance: 07/30/2010 to 04/30/2012

The purpose of this modification is to issue a No Cost Extension to modify the contract to extend the period of performance to 4/30/2012. The period of performance for the base period is now 07/30/2010 to 04/30/2012.

This modification does not increase the overall contract value of the original contract.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Charles H. Squires V.P. Discovery & Partnerships	GLYNIS M. FISHER

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

/s/ Charles H. Squires (Signature of person authorized to sign)	3/29/12	/s/ Glynis M. Fisher (Signature of Contracting Officer)	3/29/2012

NSN 7540-01-152-8070 Previous edition unusable	30-105	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SUMMARY OF CHANGES

Beginning with the effective date of this modification, the contract between the Government and Contractor now reads:

1)	No-Cost Extension to Base Period

The period of performance for the base year will be extended via no cost extension. Period of performance date are adjusted in the contract and now reads as follows:

a.	SF 26, Block 15 Period: Period: July 30, 2010 through April 30, 2012.

b.	UNDER SECTION B (SUPPLIES OR SERVICES and PRICES/COSTS), ARTICLE B.2 (ESTIMATED COST AND FIXED FEE), d. replace with:

It is estimated that the amount currently allotted will cover performance of the contract through April 30, 2012.

UNDER SECTION B – SUPPLIES OR SERVICES AND PRICES/COSTS, Article B.2 ESTIMATED COST AND FIXED FEE, the dates shall be changed to the following:

CLIN	Base Period	Supplies/Services	Quantity (Units)	Cost	Fixed Fee	Total Estimated Cost Plus Fixed
0001	07/30/2010- 04/30/2012	[***]	1 Job	$9,428,959	$660,027	$10,088,986

UNDER SECTION B– SUPPLIES OR SERVICES AND PRICES/COSTS, ARTICLE B.3 INVOICE OPTION PRICES, shall be changed to the following:

CLIN	Option	Supplies/Services	Quantity	Cost	Fixed Fee	Estimated
1001	04/30/2012- 08/30/2013	[***]	1 Job	$1,486,185	$104,033	$1,590,218
1002	07/31/2013- 09/30/2015	[***]	1 Job	$958,097	$67,067	$1,025,164
2001	04/30/2012- 10/30/2013	[***]	1 Job	$4,008,626	$280,604	$4,289,230
2002	10/01/2013- 10/30/2014	[***]	1 Job	$1,013,298	$70,931	$1,084,229
2003	10/01/2014- 11/30/2015	[***]	1 Job	$689,544	$48,268	$737,812

UNDER SECTION B– SUPPLIES OR SERVICES AND PRICES/COSTS, ARTICLE B.4.b. TRAVEL, shall be changed to the following:

1.	Domestic Travel

a.	Total expenditures for domestic travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract shall not exceed $7,619 in the twenty month base period (07/30/2010-04/30/2012) without the prior written approval of the Contracting Officer.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

b.	Subject to the annual dollar limitation specified under B.4.b.1.a. above, the Contractor shall invoice and be reimbursed for all travel costs in accordance with Federal Acquisition Regulations (FAR) 31.2 - Contracts with Commercial Organizations, Subsection 31.205-46, Travel Costs.

c.	UNDER SECTION F – DELIVERIES OR PERFORMANCE, ARTICLE F.1 PERIOD OF PERFORMANCE, shall be changed to the following:

a. The base period of performance of this contract shall be from July 30, 2010 through April 30, 2012.

b. If the Government exercises its options pursuant to the OPTION CLAUSE Article in Section H of the contract the period of performance will be increased as listed below:

CLIN	Option	Supplies/Services	Quantity	Cost	Fixed Fee	Estimated
1001	04/30/2012- 08/30/2013	[***]	1 Job	$1,486,185	$104,033	$1,590,218
1002	07/31/2013- 02/30/2015	[***]	1 Job	$958,097	$67,067	$1,025,164
2001	04/30/2012- 08/30/2013	[***]	1 Job	$4,008,626	$280,604	$4,289,230
2002	10/01/2013- 09/30/2014	[***]	1 Job	$1,013,298	$70,931	$1,084,229
2003	10/01/2014- 11/30/2015	[***]	1 Job	$689,544	$48,268	$737,812

d.	UNDER SECTION G – CONTRACT ADMINISTRATION DATA, G.8. POST AWARD EVALUATION OF CONTRACTOR PERFORMANCE, a., shall be changed to the following:

Contractor Performance Evaluations

Interim and final evaluations of Contractor performance will be prepared on this contract in accordance with FAR Subpart 42.15. The final performance evaluation will be prepared at the time of completion of work. In addition to the final evaluation, an interim evaluation shall be submitted May 30, 2012.

Interim and final evaluations will be provided to the Contractor as soon as practicable after completion of the evaluation. The Contractor will be permitted thirty days to review the document and to submit additional information or a rebutting statement. If agreement cannot be reached between the parties, the matter will be referred to an individual one level above the Contracting Officer whose decision will be final.

Copies of the evaluations, Contractor responses, and review comments, if any, will be retained as part of the contract file, and may be used to support future award decisions.

(End of Summary of Changes)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE		PAGE OF PAGES 1 | 2
2. AMENDMENT/MODIFICATION NO. 0004		3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO (If applicable)
6. ISSUED BY	CODE	HHS/OS/ASPR/BARDA	7. ADMINISTERED BY (If other than Item 6)	CODE	ASPR-BARDA02
HHS/OS/ASPR/BARDA 330 Independence Ave., S.W. Room 640-G Washington DC 20201			ASPR-BARDA 330 Independence Ave, SW, Rm G640 Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and ZIP Code)			(x)	9A. AMENDMENT OF SOLICITATION NO.

FENEX BIOPHARMACEUTICALS, INC. 1358378 FENEX BIOPHARMACEUTICALS, INC. 5501 OBERLIN DR SAN DIEGO CA 921211718			9B. DATED (SEE ITEM 11)
			X	10A. MODIFICATION OF CONTRACT/ORDER NO HHSO100201000045C
10B. DATED (SEE ITEM 13) 07/30/2010
CODE 1358378		FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers        ☐ is extended.        ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning      copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required)

See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority). THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
X

B.    THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) Mutual agreement of the parties.

E. IMPORTANT: Contractor        ☐ is not,        ☒ is required to sign this document and return     1     copies to the issuing office.

14 DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number:        27-1356759

DUNS Number:      013603710

The purpose of this modification is to (1) revise Attachment 1 (Statement of Work) in Section J; (2) update the option periods accordingly in Section B and Section F; and (3) update the Key Personnel defined in Section G.

This modification does not alter the deliverables or obligated value of the original contract.

FOB: Destination

Period of Performance: 07/30/2010 to 04/30/2012

Continued …

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Charles H. Squires V.P. Discovery & Partnerships		CAROLYN R. KEESEMAN
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

/s/ Charles H. Squires (Signature of person authorized to sign)	April 12, 2012	/s/ Carolyn R. Keeseman (Signature of Contracting Officer)	4/12/2012

NSN 7540-01-152-8070 Previous edition unusable	30-105	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201000045C/0004	PAGE OF 2 | 2

NAME OF OFFEROR OR CONTRACTOR

FENEX BIOPHARMACEUTICALS, INC. 1358378

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Add Item 2 as follows:

2	[***] Add Item 3 as follows: [***] $2,310,123.00 (Option Line Item)				0.00

3	Cancel Item 1001 in its entirety. Cancel Item 1002 in its entirety. Cancel Item 2001 in its entirety. Cancel Item 2002 in its entirety. Cancel Item 2003 in its entirety.				0.00

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE		PAGE OF PAGES 1 | 2
2. AMENDMENT/MODIFICATION NO. 0005		3. EFFECTIVE DATE 04/15/2012	4. REQUISITION/PURCHASE REQ. NO. OS86617	5. PROJECT NO (If applicable)
6. ISSUED BY	CODE	HHS/OS/ASPR/BARDA	7. ADMINISTERED BY (If other than Item 6)	CODE	ASPR-BARDA02
HHS/OS/ASPR/BARDA 330 Independence Ave., S.W. Room 640-G Washington DC 20201			ASPR-BARDA 330 Independence Ave, SW, Rm G640 Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and ZIP Code)			(x)	9A. AMENDMENT OF SOLICITATION NO.

FENEX BIOPHARMACEUTICALS, INC. 1358378 FENEX BIOPHARMACEUTICALS, INC. 5501 OBERLIN DR SAN DIEGO CA 921211718			9B. DATED (SEE ITEM 11)
			X	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201000045C
10B. DATED (SEE ITEM 13)
CODE 1358378		FACILITY CODE	07/30/2010

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers        ☐ is extended.        ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning      copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required)                                         Net Increase:                                                  $5,794,316.00

2012.1992002.25106

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority). THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.    THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) FAR 52.217-9 Option to Extend the Term of the Contract

E. IMPORTANT: Contractor        ☒ is not,        ☐ is required to sign this document and return            copies to the issuing office.

14 DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number:        27-1356759

DUNS Number:      013603710

The purpose of this modification is to exercise Option 1 (CLIN 00002) for a term of 4/15/12 - 4/30/13.

Delivery Location Code: HHS

HHS

200 Independence Avenue, SW

Washington DC 20201 US

Continued …

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Charles H. Squires V.P. Discovery & Partnerships		CAROLYN R. KEESEMAN
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

/s/ Charles H. Squires (Signature of person authorized to sign)	4/12/2012	/s/ Carolyn R. Keeseman (Signature of Contracting Officer)	4/12/2012

NSN 7540-01-152-8070 Previous edition unusable	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201000045C/0005	PAGE OF 2 | 2

NAME OF OFFEROR OR CONTRACTOR

FENEX BIOPHARMACEUTICALS, INC. 1358378

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Appr. Yr.: 2012 CAN: 1992002 Object Class: 25106 FOB: Destination Period of Performance: 07/30/2010 to 04/30/2013 Change Item 2 to read as follows (amount shown is the obligated amount):

2	[***] $5,794,316.00				5,794,316.00

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE		PAGE OF PAGES 1 | 3
2. AMENDMENT/MODIFICATION NO. 0006		3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO. OS107720	5. PROJECT NO (If applicable)
6. ISSUED BY	CODE	HHS/OS/ASPR/BARDA	7. ADMINISTERED BY (If other than Item 6)	CODE	ASPR-BARDA02
HHS/OS/ASPR/BARDA 330 Independence Ave., S.W. Room 640-G Washington DC 20201			ASPR-BARDA 330 Independence Ave, SW, Rm G640 Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and ZIP Code)			(x)	9A. AMENDMENT OF SOLICITATION NO.

PFENEX, INC 1358378 5501 OBERLIN DR SAN DIEGO CA 921211718			9B. DATED (SEE ITEM 11)
			X	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201000045C
10B. DATED (SEE ITEM 13)
CODE 1358378		FACILITY CODE	07/30/2010

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers        ☐ is extended.        ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning      copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required)                                         Net Increase:                                         $10,581.00

See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority). THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

X

B.    THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor        ☒ is not,        ☐ is required to sign this document and return     0     copies to the issuing office.

14        DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: 27-1356759

DUNS Number: 013603710

The purpose of this modification is to correct the original discrepancy between the contract document itself and the PRISM award system.

FOB: Destination

Period of Performance: 07/30/2010 to 04/30/2013

Change Item 1 to read as follows (amount shown is the obligated amount):

1	[***]	10,581.00

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
MATTHEW A. MCCORD
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

_____________________________________ (Signature of person authorized to sign)		/s/ MATTHEW A. MCCORD (Signature of Contracting Officer)	4/11/13

NSN 7540-01-152-8070 Previous edition unusable	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201000045C/0006	PAGE OF 2 | 3

NAME OF OFFEROR OR CONTRACTOR

PFENEX, INC 1358378

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

[***]

$10,581.00

Delivery: 02/23/2011

Delivery Location Code: HHS

HHS

200 Independence Avenue, SW

Washington DC 20201 US

Amount: $10,078,405.00

Accounting Info:

2010.1990087.25106 Appr. Yr.: 2010 CAN: 1990087 Object Class: 25106

Funded: $0.00

Delivery: 04/11/2013

Delivery Location Code: OS-BARDA-SWITZER

OS-BARDA-SWITZER

330 Independence Ave, SW, Rm G644

Washington DC 20201 US

Amount: $10,581.00

Accounting Info:

2010.1990087.25106.00000000.00 Appr. Yr.: 2010 CAN: 1990087 Object Class: 25106

Funded: $10,581.00

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

Beginning with the effective date of this modification, the contract between the Government and Contractor is hereby updated as follows:

1)	[***]

2)	Terms of condition of this contract and prior modifications remain unchanged.

(End of Summary of Changes)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT OF SOLICITATION/MODIFCATION OF CONTRACT		1 CONTRACT ID CODE		PAGE OF PAGES 1 | 35
2 AMENDMENT/MODIFICATION NO 0007	3 EFFECTIVE DATE See Block 16C	4 REQUISITON/PURCHASE REQ NO		5 Project No (if applicable)
6 ISSUED BY CODE	HHS/OS/ASPR/BARDA	7 ADMINISTERED BY (If other than item 6)	CODE	ASPR-BARDA02
HHS/OS/ASPR/BARDA 330 Independence Ave., S.W. Room 640-G Washington DC 20201		ASPR - BARDA 330 Independence Ave, SW, Rm G640 Washington DC 20201

8 NAME AND ADDRESS OF CONTRACTOR (No, street, county, State and ZIP Code)		x	9A AMENDMENT OF SOLICITATION NO

FENEX BIOPHARMACEUTICALS, INC. 1358378 FENEX BIOPHARMACEUTICALS, INC. 5501 OBERLINE DR SAN DIEGTO CA 921211718			9B DATED (SEE ITEM 11)
		X	10A MODIFICATION OF CNTRACT/ORDER NO HHS0100201000045C

CODE 1358378	FACILITY CODE		10B DATED (SEE ITEM 13) 07/30/2010

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICATIONS

☐	The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended ☐ is not extended

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning      copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted, or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESINGATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12 ACCOUNTING AND APPROPRIATEION DATA (if required)

See Schedule

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PUIRSUANT TO (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO IN ITEM 10A

B.    THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHROITY OF FAR 43 103(b)

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AURHTORITY OF
D. OTHER (Specify type of modification and authority) Mutual agreement of parties (FAR 43.103(a) (3) )

E. IMPORTANT:             Contractor         ☐ is not        ☐ is required to sign this document and return     0     copies to the issuing office

14 DESCRITION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

Tax ID Number:        27-1356759

DUNS Number:         013603710

The purpose of this modification is to:

1. Extend Option 1 (CLIN 00002) for a term of 4/15/12 - 10/31/13;

2. Update SOW;

3. Administrative update to COA requirement;

4. Update Key Personnel; and

5. Update Transfer of Government Property.

Continued …

Except as provided herein, ell terms end conditions of the document referenced in Item 9A or 10A, as heretofore changed. remains unchanged end in full force and effect

15A NAME AND TITLE OF SIGNER (Type or print)		16A NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Charles H. Squires, V.P. Discovery		MATTHEW A. MCCORD
15b CONTRACTOR/OFFEROR	15C DATE SIGNED	16b UNITED STATES OF AMERICA	16c DATE SIGNED

/s/ Charles H. Squires	4/24/13	/s/ Matthew A. McCord	4/25/13

STANDARD FORM 30 (REV. 10-83)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Prescribed by GSA FAR (48 CFR) 53 243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHS0100201000045C/0007			PAGE 2	OF 35
NAME OF OFFEROR OR CONTRACTOR FENEX BIOPHARMACEUTICALS, INC. 1358378
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
Period of Performance: 07/30/2010 to 04/30/2013

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53/110

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SUMMARY OF CHANGES

Beginning with the effective date of this modification, the below portions of the contract between the Government and Contractor now reads:

1)	Mutual Agreement to Revise Statement of Work within the Scope of the Contract

UNDER SECTION J — LIST OF ATTACHMENTS, 1. STATEMENT OF WORK will be changed as follows:

1. Statement of Work

Statement of Work, Dated April 23, 2013 (27 Pages).

2)	No Cost Extension

Period of performance dates for the option periods are adjusted in the contract and now reads as follows:

a.	UNDER SECTION B— SUPPLIES OR SERVICES AND PRICES/COSTS, ARTICLE B.3 INVOICE OPTION PRICES, shall be changed to the following:

CLIN	Option Period	Supplies/Services	Quantity	Cost		Fixed Fee		Estimated
0002	04/15/2012 - 10/31/2013	[***]	1 Job	[***	]	[***	]	[***	]
0003	01/1/2013 - 12/31/2013	[***]	1 Job	[***	]	[***	]	[***	]

b.	UNDER SECTION F — DELIVERIES OR PERFORMANCE, ARTICLE F.1 PERIOD OF PERFORMANCE, shall be changed to the following:

a.	The base period of performance of this contract shall be from July 30, 2010 through October 31, 2013.

b.	If the Government exercises its options pursuant to the OPTION CLAUSE Article in Section H of the contract. The period of performance will be increased as defined in SECTION B of this contract.

3)	Update to Requirements for Pre-Authorization of Contracting Officer

UNDER SECTION B— SUPPLIES OR SERVICES AND PRICES/COSTS ARTICLE B.4. PROVISIONS APPLICABLE TO DIRECT COSTS

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

a. Items Unallowable Unless Otherwise Provided:

[…]

7. Subcontracts:

Prior written consent from the Contracting Officer in the form of Contracting Officer Authorization (COA) is required for any subcontract that:

•	is of the cost-reimbursement type*;

•	is Fixed-Price and exceeds $150,000.

*	Note: Consulting services are treated as subcontracts and subject to the ‘consent to subcontract’ provisions set forth in this Article.

[…]

4)	Update to Key Personnel

UNDER SECTION G — CONTRACT ADMINISTRATION DATA, ARTICLE G.3 KEY PERSONNEL, shall be changed to the following:

Name	Title
[*]	Principal Investigator
[*]	Deputy Principal Investigator

5)	Transfer of Accountability of Government Property

ARTICLE G.9 TRANSFER OF ACCOUNTABILITY OF GOVERNMENT PROPERTY, shall be added to SECTION G — CONTRACT ADMINISTRATION DATA, as follows:

ARTICLE G.9. TRANSFER OF ACCOUNTABILITY OF GOVERNMENT PROPERTY

a.	Accountability of government property listed in this Article is hereby transferred in full from this contract (i.e. Contract No. HHS0100201000045C) to contract number HHSN272201200033C and contract number HHSN2722010000221.

The listing of property, vendor name, and date of transfer are detailed as follows:

1.	Government Property transferred: 1 gram rPA of Lot 563-264

Date of Transfer: March 2013

Contractor / U.S. Govt. Contract Number : Glide (NIAID Contract #: HHSN272201200033C)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.	Government Property transferred: 1 mL at 10 mg/mL of Lot EP563-317

Date of Transfer: September 2012

Contractor / U.S. Govt. Contract Number: Immunovaccine (NIAID Contract #: HH5N2722010000221)

b.	Pursuant to FAR 45.106, Transferring Accountability, an equivalent contract modification was made will be executed for the contracts controlling the gaining office’s activities. The property detailed in this Article shall now be considered Government-furnished property under Contract Number HS0100201000045C, with title vesting to the Department of Health & Human Services.

c.	This property is subject to the requirements of FAR 52.245-1, GOVERNMENT PROPERTY, in addition to the requirements set forth in this contract in ARTICLE G.7. GOVERNMMENT PROPERTY.

d.	This transfer does not affect the total obligated dollar amount to this contract. The total contract dollar amount of this contract is unchanged.

(End of Summary of Changes)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Attachment 1

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE		PAGE OF PAGES 1 | 53
2. AMENDMENT/MODIFICATION NO. 0008	3. EFFECTIVE DATE See Block 16C		4. REQUISITION/PURCHASE REQ. NO. OS119304	5. PROJECT NO (If applicable)
6. ISSUED BY	CODE	HHS/OS/ASPR/BARDA	7. ADMINISTERED BY (If other than Item 6)	CODE	ASPR-BARDA02
HHS/OS/ASPR/BARDA 330 Independence Ave., S.W. Room 640-G Washington DC 20201			ASPR-BARDA 330 Independence Ave, SW, Rm G640 Washington DC 20201

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and ZIP Code)		(x)	9A. AMENDMENT OF SOLICITATION NO.
PFENEX, INC 1358378
FENEX BIOPHARMACEUTICALS, INC. 10790 ROSELLE ST			9B. DATED (SEE ITEM 11)
SAN DIEGO CA 921211718		x	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201000045C
10B. DATED (SEE ITEM 13)
CODE 1358378	FACILITY CODE		07/30/2010

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning      copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) ..2013.1992002.25106	Net Increase:	$7,962,932.00

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority). THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.    THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)

X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual agreement of parties (FAR 43.103(a)(3))
D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor        ☐ is not,        ☒ is required to sign this document and return     1     copies to the issuing office.

14 DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number:    27-1356759

DUNS Number:    013603710

[***]

Delivery Location Code: HHS

HHS

200 Independence Avenue, SW

Washington DC 20201 US

Continued  …

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Patrick Lucy, VP Business Development		GLYNIS M. FISHER
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

/s/ Patrick Lucy	9/13/13	/s/ Glynis M. Fisher	9/13/2013
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070 Previous edition unusable	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201000045C/0008	PAGE OF
2 | 53

NAME OF OFFEROR OR CONTRACTOR

PFENEX, INC 1358378

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
3	Appr. Yr.: 2013 CAN: 1992002 Object Class: 25106 FOB: Destination Period of Performance: 07/30/2010 to 12/31/2014 Change Item 3 to read as follows (amount shown is the obligated amount): 0003A: [***]				7,962,932.00

	[***]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SUMMARY OF CHANGES

Beginning with the effective date of this modification, the below portions of contract HHSO100201000045C between the Government and Contractor now read:

1.	Revision of Option Period 2.

Period of performance dates for the option periods are adjusted in the contract and now reads as follows:

(a)	UNDER SECTION B– SUPPLIES OR SERVICES AND PRICES/COSTS, ARTICLE B.3 INVOICE OPTION PRICES, the options shall be changed to the following:

CLIN	SUB- CLIN	Period of Performance	Type	Supplies/Services	Quantity	Estimated Cost	Fixed Fee	Estimated Total
0002		04/15/2012 - 10/31/2013	CPFF	[***]	1 Job	$5,415,249	$379,067	$5,794,316
0003	0003A	01/1/2013 - 12/31/2014	CPFF	[***]	1 Job	$6,680,310	$467,622	$7,147,932
		Delivery Date	Type	Supplies/Services	Quantity			Price
	0003B	10/15/2013	FFP	[***]	1 Set of Data Deliverables			$815,000

Total Estimated CLIN 003:								$7,962,932

(b)	UNDER SECTION F – DELIVERIES OR PERFORMANCE, ARTICLE F.1 PERIOD OF PERFORMANCE, shall be changed to the following:

a. The period of performance of this contract, including all options shall be from July 30, 2010 through December 31, 2014. Specific periods of performance by option period under this contract are delineated in Section B of this contract.

2.	Updates to FAR Clauses incorporated by Reference

UNDER SECTION I – CONTRACT CLAUSES, ARTICLE I.1. is updated as follows (additions in red):

a. FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

FAR CLAUSE NO.	DATE	TITLE
52.202-1	Jul 2004	Definitions (Over $100,000)
52.203-3	Apr 1984	Gratuities (Over $100,000)
52.203-5	Apr 1984	Covenant Against Contingent Fees (Over $100,000)
52.203-6	Sep 2006	Restrictions on Subcontractor Sales to the Government (Over $100,000)
52.203-7	Jul 1995	Anti-Kickback Procedures (Over $100,000)
52.203-8	Jan 1997	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity (Over $100,000)
52.203-10	Jan 1997	Price or Fee Adjustment for Illegal or Improper Activity (Over $100,000)
52.203-12	Sep 2007	Limitation on Payments to Influence Certain Federal Transactions (Over $100,000)
52.203-13	Apr 2010	Contractor Code of Business Ethics and Conduct

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

52.203-14	Dec 2007	Display of Hotline Poster(s)
52.204-4	Aug 2000	Printed or Copied Double-Sided on Recycled Paper (Over $100,000)
52.204-7	Apr 2008	Central Contractor Registration

52.209-6	Sep 2006	Protecting the Government’s Interests When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment (Over $30,000)
52.212-4	Mar 2009	Contract Terms and Conditions-Commercial Items
52.215-2	Mar 2009	Audit and Records - Negotiation [Note: Applies to ALL contracts funded in whole or in part with Recovery Act funds, regardless of dollar value, AND contracts over $100,000 funded exclusively with non-Recovery Act funds.]
52.215-8	Oct 1997	Order of Precedence - Uniform Contract Format
52.215-10	Oct 1997	Price Reduction for Defective Cost or Pricing Data (Over $650,000)
52.215-12	Oct 1997	Subcontractor Cost or Pricing Data (Over $650,000)
52.215-14	Oct 1997	Integrity of Unit Prices (Over $100,000)
52.215-15	Oct 2004	Pension Adjustments and Asset Reversions
52.215-18	Jul 2005	Reversion or Adjustment of Plans for Post-Retirement Benefits (PRB) other than Pensions
52.215-19	Oct 1997	Notification of Ownership Changes
52.215-21	Oct 1997	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data - Modifications
52.216-7	Dec 2002	Allowable Cost and Payment
52.216-8	Mar 1997	Fixed Fee
52.217-9	Mar 2000	Option to Extend the Term of the Contract
52.219-8	May 2004	Utilization of Small Business Concerns (Over $100,000)
52.219-9	Apr 2008	Small Business Subcontracting Plan (Over $550,000, $1,000,000 for Construction)
52.219-16	Jan 1999	Liquidated Damages - Subcontracting Plan (Over $550,000, $1,000,000 for Construction)
52.222-1	Jun 2003	Convict Labor
52.222-21	Feb 1999	Prohibition of Segregated Facilities
52.222-26	Mar 2007	Equal Opportunity
52.222-35	Sep 2006	Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Over $100,000)
52.222-36	Jun 1998	Affirmative Action for Workers with Disabilities
52.222-37	Sep 2006	Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Over $100,000)

52.222-39	Dec 2004	Notification of Employee Rights Concerning Payment of Union Dues or Fees.
52.222-50	Feb 2009	Combating Trafficking in Persons
52.222-54	May 2001	Drug-Free Workplace
52.223-14	Aug 2003	Toxic Chemical Release Reporting (Over $100,000)
52.225-1	Feb 2009	Buy American Act - Supplies
52.225-13	Jun 2008	Restrictions on Certain Foreign Purchases
52.227-1	Dec 2007	Authorization and Consent, Alternate I (Apr 1984)
52.227-2	Dec 2007	Notice and Assistance Regarding Patent and Copyright Infringement
52.227-11	Dec 2007	Patent Rights - Ownership by the Contractor (Note: In accordance with FAR 27.303(b)(2), paragraph (e) is modified to include the requirements in FAR 27.303(b)(2)(i) through (iv). The frequency of reporting in (i) is annual.
52.227-14	Dec 2007	Data Rights Alt II
52.229-3	Apr 2003	Federal, State and Local Taxes

52.232-9	Apr 1984	Limitation on Withholding of Payments
52.232-17	Oct 2008	Interest (Over $100,000)
52.232-20	Apr 1984	Limitation of Cost
52.232-23	Jan 1986	Assignment of Claims
52.232-25	Oct 2008	Prompt Payment, Alternate I (Feb 2002)
52.232-33	Oct 2003	Payment by Electronic Funds Transfer - Central Contractor Registration
52.233-1	Jul 2002	Disputes
52.233-3	Aug 1996	Protest After Award, Alternate I (Jun 1985)
52.233-4	Oct 2004	Applicable Law for Breach of Contract Claim

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

52.242-1	Apr 1984	Notice of Intent to Disallow Costs
52.242-3	May 2001	Penalties for Unallowable Costs (Over $650,000)
52.242-4	Jan 1997	Certification of Final Indirect Costs
52.242-13	Jul 1995	Bankruptcy (Over $100,000)
52.243-1	Aug 1987	Changes-Fixed Price
52.243-2	Aug 1987	Changes - Cost Reimbursement, Alternate V (Apr 1984)
52.244-2	Jun 2007	Subcontracts, Alternate I (June 2007)
52.244-5	Dec 1996	Competition in Subcontracting (Over $100,000)
52.244-6	Apr 2010	Subcontracts for Commercial Items
52.245-1	Jun 2007	Government Property
52.245-9	Jun 2007	Use and Charges
52.246-2	Aug 1996	Inspection of Supplies—Fixed-Price
52.246-4	Aug 1996	Inspection of Services—Fixed-Price
52.246-23	Feb 1997	Limitation of Liability (Over $100,000)
52.249-2	Apr 2012	Termination for Convenience of the Government (Fixed Price)
52.249-6	May 2004	Termination (Cost-Reimbursement)
52.249-8	May 2004	Default (Fixed-Price Supply and Service)
52.249-14	Apr 1984	Excusable Delays
52.253-1	Jan 1991	Computer Generated Forms

b. DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFR CHAPTER 3) CLAUSES:

HHSAR CLAUSE NO.	DATE	TITLE
352.202-1	Jan 2006	Definitions - with Alternate paragraph (h) (Jan 2006)
352.216-70	Jan 2006	Additional Cost Principles
352.224-70	Jan 2006	Privacy Act
352.228-7	Dec 1991	Insurance - Liability to Third Persons
352.242-73	Jan 2006	Withholding of Contract Payments
352.233-71	Jan 2006	Litigation and Claims
352.242-74	Apr 1984	Final Decisions on Audit Findings
352.242-70	Jan 2006	Key Personnel
352.227-70	Jan 2006	Publications and Publicity
352.203-70	Jan 2006	Anti-Lobbying (Over $100,000)

3.	HHSAR Clause Updates

UNDER SECTION I – CONTRACT CLAUSES, ARTICLE I.5. shall be added as follows:

ARTICLE I.5. ADDITIONAL HHSAR CONTRACT CLAUSES INCLUDED IN FULL TEXT

This contract incorporates the following clauses in full text:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

352.231-70 Salary rate limitation (AUG 2012)

(a) Pursuant to the current and applicable prior HHS appropriations acts, the Contractor shall not use contract funds to pay the direct salary of an individual at a rate in excess of the Federal Executive Schedule Level in effect on the date the funding was obligated (the effective date of the contract action). Funding obligated on or after December 23, 2011 cannot be used to pay the direct salary of an individual at a rate in excess of Federal Executive Schedule Level II.

(b) For purposes of the salary rate limitation, the terms “direct salary,” “salary”, and “institutional base salary”, have the same meaning and are collectively referred to as “direct salary”, in this clause. An individual’s direct salary is the annual compensation that the Contractor pays for an individual’s direct effort (costs) under the contract. Direct salary excludes any income that an individual may be permitted to earn outside of duties to the Contractor. Direct salary also excludes fringe benefits, overhead, and general and administrative expenses (also referred to as indirect costs or facilities and administrative [F&A] costs).

Note: The salary rate limitation does not restrict the salary that an organization may pay an individual working under an HHS contract or order; it merely limits the portion of that salary that may be paid with contract funds.

(c) The salary rate limitation also applies to individuals under subcontracts. If this is a multiple-year contract or order, it may be subject to unilateral modification by the Contracting Officer to ensure that an individual is not paid at a rate that exceeds the salary rate limitation provision established in the HHS appropriations act in effect when the expense is incurred regardless of the rate initially used to establish contract or order funding.

(d) See the salaries and wages pay tables on the U.S. Office of Personnel Management Web site for Federal Executive Schedule salary levels that apply to the current and prior periods.

(End of clause)

4.	Administrative Updates.

(a)	Under SECTION G - CONTRACT ADMINISTRATION DATA and in accordance with ARTICLE G.2. CONTRACTING OFFICER, the official Contracting Officer on record is hereby changed from [*] to _[*]. Additionally, the official Contract Specialist on record is changed from [*] to [*]. Any reference to Contracting Officer or Contract Specialist throughout the contract is to be updated accordingly.

[*]

Contracting Officer

[*]

[*]

[*]

Contract Specialist

[*]

[*]

(b)	Under SECTION G - CONTRACT ADMINISTRATION DATA, ARTICLE G.1. CONTRACTING OFFICER’S TECHNICAL REPRESENTATIVE (COTR) shall be changed to the following, effective as of August 15, 2012.

ARTICLE G.1. CONTRACTING OFFICER’S REPRESENTATIVE (COR)

The following Contracting Officer’s Technical Representative (COR) will represent the Government for the purpose of this contract:

[*]

Contracting Officer Representative

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Biomedical Advanced Research and Development Authority

(BARDA) Office of the Assistant Secretary for

Preparedness and Response Department of Health and

Human Services

Mailing Address:

330 Independence Avenue, SW, Room G640 Washington,

D.C. 20201

[*] (Office)

[*]

Alternate COR: Jonathan Seals

Acting Director Strategic Science and Technology Division

Biomedical Advanced Research and Development Authority (BARDA) Office of the Assistant Secretary for Preparedness and Response Department of Health and Human Services

Mailing Address:

330 Independence Avenue, SW, Room G640 Washington,

D.C. 20201

[*] (Office)

[*]

The COR is responsible for: (1) monitoring the Contractor’s technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements; (2) interpreting the statement of work and any other technical performance requirements; (3) performing technical evaluation as required; (4) performing technical inspections and acceptances required by this contract; and (5) assisting in the resolution of technical problems encountered during performance.

The Government may unilaterally change its COR designation.

(c)	Any remaining reference to Contracting Officer’s Technical Representative (or COTR) in the contract are hereby deleted and replaced with Contracting Officer’s Representative (or COR).

5.	Mutual Agreement to Revise Statement of Work within the Scope of the Contract

UNDER SECTION J – LIST OF ATTACHMENTS, 1. STATEMENT OF WORK will be revised as follows (referenced SOW attached herein):

1.	Statement of Work

Statement of Work, Dated September 9, 2013 (45 Pages).

(End of Summary of Changes)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9/9/2013

Attachment 1

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

OMB APPROVAL 2700-0042

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1 CONTRACT ID CODE N/A	PAGE OF PAGES 1 | 2
2 AMENDMENT/MODIFICATION NO. 0009	3 EFFECTIVE DATE See Block 16C	4 REQUISITION/PURCHASE REQ NO. N/A	5 PROJECT NO (if applicable)
6 ISSUED BY	CODE	7 ADMINISTERED BY (If other than Item 6)	CODE
Office of Acquisitions Management, Contracts, and Grants (AMCG) 330 Independence Ave., S.W. Room G640 Washington, D.C. 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and ZIP Code)		( )	9A AMENDMENT OF SOLICITATION NO
Pfenex Biopharmaceuticals, Inc.
10790 Roselle ST San Diego, CA 92121			9B DATED (SEE ITEM 11)
10A MODIFICATION OF CONTRACT/ORDER NO HHSO100201000045C
		X	10B DATED (SEE ITEM 13)
CODE DUNS: 013603710	FACILITY CODE		July 30, 2010

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATION

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers        ☐ is extended.        ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning one (1) copy of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or

(c) By separate letter or telegram which Includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATA SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and data specified.

12 ACCOUNTING AND APPROPRIATION DATA

No change in data.

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,

IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

A THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO IN ITEM 10A

B     THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X	C THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual agreement of the parties — FAR 43.103(a)(3)
D OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor        ☐ is not,        ☒ is required to sign this document and return     1     copy to the issuing office.

14 DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

PURPOSE: [***]

All other terms and conditions remain unchanged.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A NAME AND TITLE OF SIGNER (Type or print)		16A NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Patrick Lucy, V.P. of BD		Thomas P. Hastings, Contracting Officer. AMCG, ASPR, OS, DHHS
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

/s/ Patrick Lucy	1/23/14	/s/ Thomas P. Hastings	1/27/14
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01.152-8070 PREVIOUS EDITION UNUSABLE	30-105	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

BEGINNING WITH THE EFFECTIVE DATE OF THIS MODIFICATION, THE CONTRACT IS MODIFIED AS FOLLOWS:

1. The end date for the period of performance of CLIN 0002, as used throughout the contract, is modified to August 30, 2014.

2. SECTION G, ARTICLE G.3. is modified to delete the following Key Personnel position from the contract:

Name	Title
[*]	Deputy Principal Investigator

3. SECTION G is modified to include the additional following article:

ARTICLE G.10. TRANSFER OF ACCOUNTABILITY OF GOVERNMENT PROPERTY

a. Accountability of government property listed in this Article is hereby transferred in full from this contract to contract number HHSN272201300029C. The listing of property and vendor name are as follows:

1.	[***]

2.	[***]

b. Pursuant to FAR 45.106, Transferring Accountability, an equivalent contract modification shall be executed for the contract controlling the gaining office’s activities. The property detailed in this Article is considered Government-furnished property.

c. The property identified in this Article is subject to the requirements of FAR 52.245-1, Government Property, in addition to the requirements set forth in Article G.7. Government Property of this contract.

d. This transfer does not affect the total amount of this contract.

ALL OTHER TERMS AND CONDITIONS OF THE CONTRACT REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE		PAGE OF PAGES 1 | 2
2. AMENDMENT/MODIFICATION NO. 0010		3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO. OS145133	5. PROJECT NO (If applicable)
6. ISSUED BY	CODE	HHS/OS/ASPR/BARDA	7. ADMINISTERED BY (If other than Item 6)	CODE	ASPR-BARDA02
ASPR/BARDA 330 Independence Ave., S.W. Room 640-G Washington DC 20201			ASPR-BARDA 330 Independence Ave, SW, Rm G640 Washington DC 20201

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and ZIP Code) PFENEX, INC. 1358378 FENEX BIOPHARMACEUTICALS, INC. 10790 ROSELLE ST SAN DIEGO CA 921211718		(x)	9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)
		X	10A. MODIFICATION OF CONTRACT/ORDER NO HHSO100201000045C
10B. DATED (SEE ITEM 13)
CODE 1358378	FACILITY CODE		07/30/2010

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) 2015.1992015.25106	Net Increase: $1,394,958.30

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority). THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.    THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.243-2 Alternate I (Apr 1987) Changes – Cost reimbursement and mutual agreement of parties
D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor        ☐ is not,        ☒ is required to sign this document and return     1     copies to the issuing office.

14 DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: 27-1356759

DUNS Number: 013603710

: The purpose of this modification is to:

1. Increase the Estimated Cost and Fixed Fee by $1,394,958

2. Extend the Period of Performance of subCLIN 0003A to 5/8/2015 3. Supplement the Statement of Work to [***] 4. Update Article G.2 for a new contract specialist.

See Attached

Continued …

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Patrick Lucy Chief Business Officer		THOMAS P. HASTINGS
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

/s/ Patrick Lucy (Signature of person authorized to sign)	12/18/14	/s/ Thomas P. Hastings (Signature of Contracting Officer)	12/18/14

NSN 7540-01-152-8070 Previous edition unusable	30-105	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201000045C/0010	PAGE OF
2 | 2

NAME OF OFFEROR OR CONTRACTOR

PFENEX, INC 1358378

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Delivery: 11/06/2014

Delivery Location Code: HHS/OS/ASPR

HHS/OS/ASPR

200 C St SW

WASHINGTON DC 20201 US

Appr. Yr.: 2015 CAN: 1992015 Object Class: 25106

FOB: Destination

Period of Performance: 07/30/2010 to 05/08/2015

Add Item 2004 as follows:

2004	ASPR-15-00409 — Additional funds under Option 2 of Pfenex Inc HHS01002011000045C Obligated Amount: $1,394,958.00				1,394,958.00

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SUMMARY OF CHANGES

Beginning with the effective date of this modification, the below portions of contract HHSO100201000045C between the Government and the Contractor now read:

Under SECTION B – SUPPLIES OR SERVICES AND PRICES/COSTS, ARTICLE B.3 INVOICE OPTION PRICES, the estimated cost and fixed fee of subCLIN 0003A is increased by $1,394,958 [***]:

CLIN	SUB-CLIN	Period of Performance or Delivery Date	Type	Supplies / Services	Quantity	Estimated Cost		Fixed Fee		Total Estimated Cost or Price
[***]		[***]	[***]	[***]	[***]	[***	]	[***	]	[***	]
[***]	[***]	[***]	[***]	[***]	[***]	[***	]	[***	]	[***	]
	[***]	[***]	[***]	[***]	[***]	[***	]	[***	]	[***	]

				Total Estimated Cost for CLIN 0003						[***	]

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT, ARTICLE C.1. STATEMENT OF WORK, is hereby modified as follows:

ARTICLE C.1. STATEMENT OF WORK

Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities not otherwise provided by the Government as needed to perform the Statement of Work dated November 7, 2014, set forth in SECTION J-List of Attachments.

SECTION F – DELIVERIES OR PERFORMANCE, ARTICLE F.1 PERIOD OF PERFORMANCE, paragraph a. is hereby modified to read as follows:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

a)	The period of performance of this contract, including options, shall be from July 30, 2010 through May 8, 2015. Specific periods of performance by option period of this contract are delineated in Section B of this contract.

Under SECTION G – CONTRACT DATA ADMINISTRATION and in accordance with ARTICLE G.2. CONTRATING OFFICER, the official Contract Specialist on record is changed from [*] to [*]. Any reference to the Contracting Specialist throughout the contract is to be updated accordingly.

[*].

Contract Specialist

[*]

[*]

Section J – List of Attachments 1.) STATEMENT OF WORK is hereby modified as follows:

1.	Statement of Work

[***]

END OF MODIFICATION 10 TO HHSO100201000045C

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Statement of Work

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.